                               SECURITY AGREEMENT
                               ------------------


     THIS SECURITY AGREEMENT, dated as of October 24, 1997 (herein, as the same from time to time may be amended, modified, restated or supplemented and in effect, called this "AGREEMENT"), is by and among MIKOHN GAMING CORPORATION, a Nevada corporation ("BORROWER"), MIKOHN NEVADA, a Nevada corporation ("MIKOHN NEVADA"), MGC, INC., a Nevada corporation ("MGC"), CASINO EXCITEMENT, INC., a Nevada corporation ("CEI"), (Mikohn Nevada, MGC and CEI sometimes hereinafter are referred to individually as each "Guarantor" and collectively as "Guarantors" and Borrower and Guarantors sometimes hereinafter are referred to individually as each "Debtor" and collectively as "Debtors"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("FSFP"), as "AGENT" for all "LENDERS" (as such terms are defined in Section 1 below).


                                  BACKGROUND:

     1. Borrower and FSFP, for itself, as a Lender, and as Agent for all Lenders, and the financial institutions parties thereto have entered into a certain Credit Agreement of even date herewith (herein, as the same from time to time may be amended, modified, supplemented or restated and in effect, called the "CREDIT AGREEMENT"), pursuant to which Lenders have agreed to make certain Loans to Borrower.

     2. Guarantors have guaranteed the payment and performance of the Obligations pursuant to a certain Guaranty of even date herewith (herein, as the same from time to time may be amended, modified, supplemented or restated and in effect, called the "GUARANTY") made by Guarantors in favor of Agent.

     3. It is a condition precedent to the making of the initial Loans under the Credit Agreement that this Agreement be executed and delivered.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1.  Definitions.    (a)  When used herein, the following terms
                 -----------
shall have the following meanings:

     ACCOUNT shall mean all "Accounts" (as such term is defined in the Uniform Commercial Code), including, without limitation, any right of any Debtor to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance.

     ACCOUNT DEBTOR shall mean the Person who is obligated on or under any Account, Chattel Paper or, if appropriate, any of the General Intangibles of any Debtor.

     AGENT BANK shall mean any bank or financial institution acting as agent or pledgee-in-possession for Agent with respect to any Collateral (including, without limitation, pursuant to a Bank Agency Agreement entered into among such bank or financial institution, Agent and Debtor).

     BENEFITS shall have the meaning assigned to such term in SECTION 16.

     CERTIFICATED SECURITY shall have the meaning assigned to such term in the Uniform Commercial Code.

     CHATTEL PAPER shall have the meaning assigned to such term in the Uniform Commercial Code.

     COLLATERAL shall mean all property or rights in which a Security Interest is granted hereunder.

     COMMITMENTS shall mean, collectively, Lenders' commitments to Borrower pursuant to the Credit Agreement.

     COMPUTER HARDWARE AND SOFTWARE COLLATERAL shall mean (i) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, whether now owned, licensed or leased or hereafter acquired by any Debtor; (ii) all software programs (including source code and object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Debtor, designed for use on the computers and electronic data processing hardware described in clause (i) above; (iii) all firmware associated therewith,
                      ------ ---
whether now owned, licensed or leased or hereafter acquired by any Debtor; (iv) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) for such hardware, software and firmware described in the preceding clauses (i), (ii) and (iii), whether now owned, licensed or leased or
          ------- ---  ----     -----
hereafter acquired by any Debtor; and (v) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     COPYRIGHT COLLATERAL shall mean all copyrights and all semiconductor chip product mask works of any Debtor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, including, without limitation, all of any Debtor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in ITEM A of SCHEDULE III attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, including each copyright and mask work license referred to in ITEM B of SCHEDULE III attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.


     DEFAULT shall mean any Unmatured Event of Default or any Event of Default.

     DEPOSIT ACCOUNTS shall have the meaning assigned to such terms in the Uniform Commercial Code.

     DOCUMENT shall have the meaning assigned to such term in the Uniform Commercial Code.

     EQUIPMENT shall have the meaning assigned to such term in the Uniform Commercial Code.

     EXCLUDED PROPERTY shall mean (i) all slot route participation agreements and space lease agreements to which any Debtor is a party pertaining to Proprietary Gaming Equipment and all inter-casino linked system agreements to which any Debtor is a party, (ii) any property of any Debtor in which a Security Interest may not be granted under Applicable Gaming Laws without the prior consent of applicable Gaming Authorities including, without limitation, the capital stock or other equity securities of any Subsidiary of any Debtor that is registered or licensed under Applicable Gaming Laws, unless and until such consent is obtained, (iii) General Intangibles arising under the contracts and agreements described on Schedule VIII attached hereto, to the extent a Security Interest may not be granted therein without the prior consent of all parties thereto other than the applicable Debtor, unless and until such consent is obtained and (iv) the capital stock of (or other ownership interest in) any of Borrower's Subsidiaries. Notwithstanding the foregoing, Excluded Property shall not be deemed to include the right to receive all proceeds derived or arising from or in connection with the sale or assignment of any property of Debtor described in clauses (i), (ii) or (iv) above or from any contracts or agreements described in clause (iii) above.

     FIXTURE shall have the meaning assigned to such term in the Uniform Commercial Code.

     GENERAL INTANGIBLES shall have the meaning assigned to such term in the Uniform Commercial Code and shall include, without limitation, goodwill.

     GOODS shall have the meaning assigned to such term in the Uniform Commercial Code.

     INSTRUMENT shall have the meaning assigned to such term in the Uniform Commercial Code.

     INTANGIBLE COLLATERAL shall mean all Collateral other than Goods.

     INTELLECTUAL PROPERTY COLLATERAL shall mean, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     INVENTORY shall mean all "Inventory" (as such term is defined in the Uniform Commercial Code), including, without limitation, all goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials, work in process, finished goods and materials and supplies, of any kind, nature or description, that are used or consumed by any Debtor's business, or are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property, and all returned or repossessed goods now or at any time or times hereafter in the possession or under the control of any Debtor or Agent.

     INVESTMENT PROPERTY shall have the meaning assigned to such term in the Uniform Commercial Code.

     LANDLORD'S CONSENT shall mean a declaration and agreement substantially in the form of Exhibit A hereto (and in form and substance satisfactory to Agent)
            ---------
executed and delivered by the appropriate Persons pursuant to Section 4(d).
                                                              ------------

     LIABILITIES shall mean, as to Borrower, the Obligations, and, as to each Guarantor, all obligations of such Guarantor arising under the Guaranty.

     NOTES shall mean any and all promissory notes of Borrower evidencing any loan or advance made by any Lender to Borrower, and any promissory notes taken in extension or renewal of any thereof or in replacement therefor.

     PATENT COLLATERAL shall mean:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of SCHEDULE II attached hereto;

          (b) all patent licenses, including each patent license referred to in ITEM B of SCHEDULE II attached hereto;

          (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSES (A) and (B); and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of SCHEDULE II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of SCHEDULE II attached hereto, and all rights corresponding thereto throughout the world.

     SECURITY shall have the meaning assigned to such term in the Uniform Commercial Code.

     SECURITY INTEREST shall mean any mortgage, lien, pledge, encumbrance, charge or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, financing or similar statement or notice or as a matter of law, judicial process or otherwise. As used herein with respect to the rights granted to Agent hereunder in the Collateral, "SECURITY INTEREST" means a security interest under the Uniform Commercial Code.

     TRADEMARK COLLATERAL shall mean:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (each of the foregoing items in this CLAUSE (A) being called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE I attached hereto;

          (b) all Trademark licenses, including each Trademark license referred to in ITEM B of SCHEDULE I attached hereto;

          (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);
        -----------     ---

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and
                                           -----------     ---

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Debtor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of SCHEDULE I attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     TRADE SECRETS COLLATERAL shall mean common law and statutory trade secrets and all other confidential and proprietary information and all know-how obtained by or used in or contemplated at any time for use in the business of any Debtor (each of the foregoing being called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in SCHEDULE IV attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade secret license.

     UNCERTIFICATED SECURITY shall have the meaning assigned to such term in the Uniform Commercial Code.

     UNIFORM COMMERCIAL CODE shall mean the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement.

     UNMATURED EVENT OF DEFAULT shall mean any event or condition which if it continues uncured will, with the passage of time or giving of notice, or both, become an Event of Default.

     UNMATURED INSOLVENCY DEFAULT shall mean an Unmatured Event of Default arising under Section 9.1(f) of the Credit Agreement.

     (b) Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement shall have the same meanings when used herein. Terms not otherwise defined herein or in the Credit Agreement shall have the meanings, if any, ascribed to them under the Uniform Commercial Code, as it may be in effect in the State of Illinois.

     SECTION 2.  Grant of Security Interest.  Subject to Section 17 hereof and
                 --------------------------
to the last sentence of this Section 2, as collateral security for the prompt and complete payment, performance and observance of its Liabilities, each Debtor hereby mortgages, pledges and grants to Agent a continuing Security Interest under the Uniform Commercial Code and all other applicable laws in, all of the following property of such Debtor wherever located, whether now or hereafter existing, owned, licensed, leased, consigned, arising or acquired:

        (i)    Accounts;

        (ii) Goods (including, without limitation, all of such Debtor's Equipment, Fixtures and Inventory);

        (iii)  General Intangibles, including, without limitation,

           (A) all tax refunds,

           (B) all Intellectual Property Collateral, and

           (C) rights arising out of leases, licenses and contracts which are not Accounts, but excluding, however, any licenses issued by any Governmental Authority to the extent, and only to the extent, it is unlawful to grant a Security Interest in such licenses, but including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale or assignment of such licenses;

        (iv) Chattel Paper, Documents, Instruments, Investment Property, Certificated Securities and Uncertificated Securities;

        (v) money and property now or at any time in the possession or under the control of, or in transit to, any Lender, Agent or any Agent Bank, any Debtor or any bailee, agent or custodian of Lenders, Agent, Agent Bank or any Debtor;

        (vi) right, title and interest (if any) in and to all accounts of any Debtor maintained at any Agent Bank, and any other accounts maintained by any Debtor, all funds on deposit therein, all investments arising out of such funds, all claims thereunder or in connection therewith, and all cash, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds or such investments;

        (vii) insurance policies, including claims or rights to payment thereunder; and

        (viii) Liens, guaranties and other rights and privileges pertaining to any of the Collateral;

together with: (ix) all books, ledgers, books of account, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing; and (x) all proceeds, products, rents, issues, profits and returns of and from any of the foregoing. Notwithstanding anything to the contrary set forth above or elsewhere, the Collateral shall expressly exclude the Excluded Property.

    SECTION 3. Each Debtor to Remain Liable.  Each Debtor hereby expressly
               ----------------------------
agrees that, anything herein to the contrary notwithstanding, such Debtor shall remain liable under each contract, agreement, interest or obligation assigned to Agent hereunder to observe and perform all of the conditions and obligations to be observed and performed by such Debtor thereunder, all in accordance with and pursuant to the terms and provisions thereof. The exercise by Agent of any of the rights assigned hereunder shall not release any Debtor from any of its duties or obligations under any such contract, agreement, interest or obligation. Neither Agent nor any Lender shall have any duty, responsibility, obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of the assignment thereof to Agent for the benefit of Lenders or the granting to Agent for the benefit of Lenders of a Security Interest therein or the receipt by Agent for the benefit of Lenders of any payment relating to any such contract, agreement, interest or obligation pursuant hereto, nor shall Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Debtor thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by Agent or the sufficiency of any performance of any party under any such contract, agreement, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to Agent and Lenders, in which Agent may have been granted a Security Interest or to which Lenders may be entitled at any time or times.

    SECTION 4. Representations and Warranties and Agreements.  Each Debtor
               ---------------------------------------------
represents and warrants to, and covenants and agrees with, Agent and Lenders that:

    (a) No Uniform Commercial Code financing statement (other than any which may have been filed on behalf of Agent for the benefit of Lenders or in connection with a Permitted Lien or which has been, or in connection with execution and delivery hereof is being, terminated) covering any of the Collateral is on file in any public office.

    (b) Such Debtor has and will have a valid leasehold interest in all Collateral such Debtor leases which is material to the operation of such Debtor's business, and good and marketable title to all its other Collateral, real and personal, of any nature whatsoever (which, with respect to licenses, means that such Debtor is the lawful owner of its rights under licenses, except as otherwise noted in the Credit Agreement), free of all Security Interests whatsoever, other than the Security Interest created hereby and the Permitted Liens, with full power and authority to execute this Agreement, to perform such Debtor's obligations hereunder, and to subject the Collateral to the assignment and Security Interest created hereby.

    (c) All of such Debtor's books and records are now located at the premises shown on SCHEDULE V hereto as the location of such Debtor's chief executive office, and all of such Debtor's Equipment, Inventory and other Goods (other than Goods in transit) are located at the location of such Debtor's chief executive office or at one or more of the other premises shown on SCHEDULE V hereto or at one or more of the premises shown on SCHEDULE VI hereto;

    (d) Such Debtor shall provide Agent with a Landlord's Consent executed by the landlord under all leases covering the premises designated with an asterisk on SCHEDULE V hereto.

    (e) All information with respect to the Collateral and the Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by or on behalf of such Debtor to Agent, and all other information heretofore or hereafter furnished by or on behalf of such Debtor to Agent, is and will be true, correct and complete in all material respects as of the date furnished and does not and will not omit any material fact necessary to make the statements not misleading.

    (f) Such Debtor will at all times maintain its chief executive office as identified in SCHEDULE V hereto (or as relocated by such Debtor with notice to Agent as provided in the Credit Agreement) in the contiguous continental United States and such Debtor shall take such action from time to time as is required so that a creditor of such Debtor would reasonably expect the chief executive office, as identified on SCHEDULE V or as relocated by such Debtor with notice to Agent as provided in the Credit Agreement, to be its chief executive office for purposes of Article 9 of the Uniform Commercial Code.

    (g) With respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a Material Adverse Effect:

          (i) such Intellectual Property Collateral owned by such Debtor is, and to the knowledge of such Debtor such Intellectual Property Collateral licensed by such Debtor is, subsisting and has not been adjudged invalid or unenforceable, in whole or in part,

          (ii) such Intellectual Property Collateral owned by such Debtor is, and to the knowledge of such Debtor such Intellectual Property Collateral licensed by such Debtor is, valid and enforceable,

          (iii) such Debtor has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in such Intellectual Property Collateral, including, without limitation, recordations of all of its interest in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and its claims to the Copyright Collateral in the United States Copyright Office,

          (iv) for Intellectual Property Collateral owned by such Debtor, such Debtor is, and for such Intellectual Property Collateral licensed by such Debtor, to the knowledge of such Debtor such Debtor is, the owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and, except as disclosed in writing from time to time to Agent, no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party, and

          (v) such Debtor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout such parts of the world where the failure to do so could be reasonably considered to have a Material Adverse Effect, as applicable.

Such Debtor owns directly, or is entitled to use by license or otherwise, all Intellectual Property Collateral used in, necessary for or material to the conduct of such Debtor's business. As of the date hereof and except as disclosed in any Schedule to the Credit Documents or as otherwise disclosed by any Debtor in writing from time to time to Agent, no litigation is pending or, to the best knowledge of such Debtor, threatened which contains allegations respecting the validity, enforceability, infringement or ownership of any of the Intellectual Property Collateral, which if adversely determined reasonably could be expected to have a Material Adverse Effect.

    (h) None of the Collateral (other than Intangible Collateral) has, within the four (4) months preceding the date of this Agreement, been located at any place other than such Debtor's own premises at the address shown on the signature page hereto or at one or more of the premises listed on SCHEDULES V and VI hereto.

    (i) SCHEDULE VII hereto lists all trade names by which such Debtor is now known or was previously known.

    SECTION 5. Processing, Sale, Collections, Etc.
               ----------------------------------

    (a) Until notice from Agent to the contrary, given at any time after the occurrence and during continuance of any Event of Default or Unmatured Insolvency Default, any Debtor (i) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Debtor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose (but no such sale or use shall limit or impair Agent's Security Interest in any proceeds thereof, including, without limitation, any Account), (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Intangible Collateral, including the taking of such action with respect to such collection as Agent may reasonably request or, in the absence of such request, as such Debtor may deem advisable, and (iii) may grant, subject to the next sentence hereof, to any Person obligated on any of the Intangible Collateral, any rebate, refund or allowance to which such Person may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Intangible Collateral. Agent, however, may at any time after the occurrence and during the continuance of any Event of Default, (1) notify any Person obligated on any of the Intangible Collateral to make payment to Agent of any amounts due or to become due thereunder; (2) enforce collection of any of the Intangible Collateral by suit or otherwise; (3) surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby; and (4) notify such Debtor (and upon receipt of such notice such Debtor agrees to notify, at its sole expense, any parties obligated on any of the Collateral) to make payment to Agent of any amount due or to become due under the Collateral.

    (b) Subject to the terms of the Credit Agreement, each Debtor will, forthwith upon receipt, transmit and deliver to Agent or an Agent Bank, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by Agent or such Agent Bank) which may be received by such Debtor at any time in full or partial payment, or other proceeds of any Collateral. Except as Agent may otherwise consent in writing, any such items which may be so received by such Debtor will not be commingled by such Debtor with any of its other funds or property, but, until delivery to Agent or an Agent Bank, will be held separate and apart from such other funds and property and in trust for Agent or such Agent Bank.

    (c) Lenders, Agent and each Agent Bank each is authorized to endorse, in the name of any Debtor, any item, howsoever received by Lenders, Agent or Agent Bank representing any payment on or other proceeds of any of the Collateral provided the proceeds thereof (so long as no Event of Default has occurred or is continuing) are deposited into a bank account of a Debtor.

    SECTION 6. Agreements of Debtors.  Each Debtor shall:
               ---------------------

    (a) Keep all its Inventory and other Goods, unless Agent shall otherwise consent in writing, at one or more of its own premises (as shown on SCHEDULE V hereto) or at one or more of the premises listed on SCHEDULE VI hereto; provided, however, that (i) so long as no Event of Default or Unmatured
--------  -------
Insolvency Default shall have occurred and be continuing, and subject to Section
                                                                         -------
6(j), such Debtor may designate additional or replacement premises (such
----
premises shall be located in the contiguous continental United States or Canada) for inclusion on SCHEDULE V hereto upon delivery to Agent of (A) 30 days' prior written notice and (B) all documents, and completion of all action, required by Agent to maintain the Security Interest in favor of Agent for the benefit Lenders in the Collateral, free and clear of any other Security Interest whatsoever except for Permitted Liens and (ii) in the case of any public warehouse facility or distribution center listed on SCHEDULE VI hereto from time to time (A) such Debtor's Inventory and other

Goods shall be kept separate from the Inventory and other Goods of those Persons (other than such Debtor) using such premises and shall be clearly and conspicuously designated as being such Debtor's sole property (for example, by posting signs or by affixing such Debtor's name on its Inventory and other Goods) and (B) such Debtor shall cause the owner of such premises to (1) sign and deliver to Agent a Bailee Waiver in the form of Exhibit B hereto and (2) place the following language prominently on the face of any bill of lading, warehouse receipt or other document of title issued relating to Inventory or Goods of such Debtor: "THE PROPERTY DESCRIBED HEREIN IS SUBJECT TO THE SECURITY INTEREST OF FIRST SOURCE FINANCIAL LLP, AS AGENT FOR ALL LENDERS."

    (b) Immediately notify Agent of (i) the occurrence of any event causing loss or depreciation in value of any of such Debtor's Goods in excess, in the aggregate during any of such Debtor's fiscal years, of $50,000, and (ii) the amount of such loss or depreciation.

    (c) Furnish Agent such information concerning such Debtor, the Collateral and the Account Debtors as Agent may from time to time reasonably request.

    (d) Defend such Debtor's title to the Collateral against all Persons and against all claims and demands whatsoever (subject to Permitted Liens).

    (e) Do all acts reasonably necessary to maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair (ordinary wear and tear excepted), and prevent any waste or unusual or unreasonable depreciation thereof, other than in the case of any Collateral that has become obsolete.

    (f) Upon request of Agent, stamp on its records concerning the Collateral (and/or enter into its computer records concerning the Collateral) a notation, in form satisfactory to Agent, of the Security Interest created hereby.

    (g) Except for the sale or lease of Inventory in the ordinary course of its business and except as otherwise permitted by the Credit Agreement, not sell, lease, assign, license, sublicense, abandon or otherwise transfer, or create or permit to exist, any Security Interest (other than Permitted Liens) on any Collateral to or in favor of any Person other than Agent.

    (h) At all times keep all Inventory and Equipment insured against loss, damage, theft and other risks in the manner required by Section 7.6 of the Credit Agreement (whether or not the Credit Agreement shall be in effect) and, if Agent so requests, deposit with Agent certified copies of the relevant policies and certificates of insurance.

    (i) Furnish to Agent, in accordance with Section 7.3 of the Credit Agreement, notice in writing as soon as possible and in any event no later than 30 days prior to the occurrence from time to time of (i) any change in the location of such Debtor's chief executive office and (ii) any change in the name of such Debtor or the name under or by which it conducts its business, and take all action required by Agent to maintain and preserve the Security Interest in favor of Agent in the Collateral, free and clear of any other Security Interest whatsoever except for Permitted Liens.

    (j) Reimburse Agent for all expenses, including attorneys' fees and legal expenses and expenses of any repairs to realty or other property to which any Collateral may be affixed or be a part, incurred by Agent in seeking to collect or enforce any rights under or with respect to the Collateral, in seeking to collect the Notes and all other Liabilities, and in enforcing its rights hereunder, together with interest thereon from the date incurred until reimbursed by such Debtor at a rate per annum equal to the default rate specified in Section 11(b) hereof.
             -------------

    (k) Not sell, assign or license to any third party any of its right, title or interest in any of the Intellectual Property Collateral and General Intangibles other than in such Debtor's ordinary course of business or as otherwise permitted by the Credit Agreement.

    (l) Not, unless such Debtor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to Agent) that any of the Patent Collateral is of negligible economic value to such Debtor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

    (m) Not, and shall not permit any of its licensees to, unless such Debtor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to Agent) that any of the Trademark Collateral is of negligible economic value to such Debtor or (ii) have a valid business purpose to do otherwise,

          (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

          (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

          (C) fail to employ all of the Trademark Collateral registered with any Federal or State or foreign authority with an appropriate notice of such registration,

          (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral except in compliance with applicable law,

          (E) use any of the Trademark Collateral registered with any Federal or State or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been made except in compliance with applicable law, or

          (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

    (n) Not, unless such Debtor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to such Debtor or (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

    (o) Notify Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Debtor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

    (p) Not, nor shall any of such Debtor's agents, employees, designees or licensees, file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless such Debtor promptly informs Agent, and, upon request of Agent, executes and delivers any and all agreements, instruments, documents and papers as Agent may reasonably request to evidence Agent's Security Interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Debtor relating thereto or represented thereby.

    (q) Take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (m), (n) or (o)).
                    ----------   ---    ---

    (r) Contemporaneously herewith, execute and deliver to Agent an Agreement (Patent), an Agreement (Trademark) and an Agreement (Copyright) in the forms of

Exhibits C, D and E hereto, respectively, and shall execute and deliver to Agent
----------  -     -
any other document required to acknowledge or register or perfect Agent's interest in any part of the Intellectual Property Collateral.

    (s) At its sole expense, (i) subject to Article 12 of the Credit Agreement, without any request by Agent, immediately deliver or cause to be delivered to Agent, in due form for transfer (i.e., endorsed in blank or accompanied by duly
                                 ---
executed undated blank stock or bond powers), all Securities, Chattel Paper, Instruments, Investment Property and Documents, if any, at any time representing all or any of the Collateral, (ii) upon request of Agent cause the Security Interest granted to Agent hereunder and under the other Collateral Documents to be at all times duly noted on any certificate of title issuable with respect to any of the Collateral and forthwith deliver or cause to be delivered to Agent each such certificate of title to the extent not covered by a Permitted Lien, and (iii) execute and deliver, or cause to be executed and delivered, to Agent, in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Agent) such assignments (including, without limitation, assignments of life insurance, if such Debtor elects or is otherwise required to obtain such insurance), security agreements, mortgages, deeds of trust, pledge agreements, consents, waivers, financing statements, stock or bond powers and other documents, and do such other acts and things, all as may from time to time be necessary or desirable, to the satisfaction of Agent, to establish and maintain in favor of Agent, a valid perfected lien on and Security Interest in all assets of such Debtor now or hereafter existing or acquired (free of all other liens, claims and rights of third parties whatsoever other than Permitted Liens) to secure payment and performance of the Liabilities.

    (t) At the request of Agent after the occurrence and during the continuance of an Event of Default, transfer all or any part of the Collateral (including, with respect to any Trademarks, the goodwill associated therewith) into the name of Agent or its nominee for the benefit of Lenders, with or without disclosing that such Collateral is subject to the Security Interest hereunder.

    (u) At all times comply with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which, as Agent determines, would, in its sole discretion, materially and adversely affect the value of the Collateral or the worth of the Collateral as collateral security, taken as a whole.

    SECTION 7. Renewals, Amendments and Other Security; Partial Releases.
               ---------------------------------------------------------

    (a) Agent may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to all such Debtors, take any or all of the following actions (provided that actions taken under clause (v) only may be taken after the occurrence and during the continuance of an Event of Default): (i) retain or obtain a Security Interest in any property to secure payment and performance of any of the Liabilities, (ii) retain or obtain the primary or secondary liability of any Person, in addition to any Debtor, with respect to any of the Liabilities, (iii) create, extend or renew for any period (whether or not longer than the original period) or alter or exchange any of the Liabilities or release or compromise any obligation of any nature of any Person with respect thereto, (iv) release or fail to perfect its Security Interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities, or create, extend or renew for any period (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any Person with respect to any such property, and (v) resort to the Collateral for payment of any of the Liabilities whether or not Agent (1) shall have resorted to any other property securing payment and performance of the Liabilities or (2) shall have proceeded against any Person primarily or secondarily liable on any of the Liabilities (all of the actions referred to in preceding clauses (1) and (2) hereby being expressly waived by each Debtor).
          ------- ---     ---

    (b) No release from the Security Interest created by this Agreement of any part of the Collateral by Agent shall in any way alter, vary or diminish the force or effect of or Security Interest created by this Agreement against the balance or remainder of the Collateral.

    SECTION 8.  Grant of License to Use Intangibles.  In addition to Section
                -----------------------------------                  -------
6(u) and solely for the purpose of enabling Agent to exercise rights and
----
remedies hereunder, each Debtor hereby grants to Agent, after the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, assign, license or sublicense any of such Debtor's General Intangibles, now owned or hereafter acquired by such Debtor, and wherever the same may be located, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

    SECTION 9. Information.  Agent and any of the officers, employees, agents or
               -----------
auditors of Agent shall have the right at reasonable intervals after the date hereof to make reasonable inquiries by mail, telephone, telegraph or otherwise to any Person with respect to validity and amount or any other matter (including, without limitation, the assertion by Account Debtors of claims, offsets and counterclaims) concerning any of the Collateral.

    SECTION 10.  Event of Default.
                 ----------------

    (a) (i) Whenever an Event of Default or Unmatured Insolvency Default shall exist or be occurring, Agent may exercise from time to time any rights and remedies available to Agent hereunder, under the Credit Agreement, the Guaranty and the Uniform Commercial Code as in effect from time to time in Illinois or otherwise available to Agent under applicable law. Each Debtor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings, or process of law in connection with the exercise by Agent of any of its rights and remedies after an Event of Default or Unmatured Insolvency Default occurs.

    (ii) Each Debtor agrees, upon the occurrence of an Event of Default or Unmatured Insolvency Default and upon the request of Agent, to assemble, at such Debtor's expense, all Collateral at any location requested by Agent.

    (iii) To the fullest extent permitted by applicable law, each Debtor hereby waives the right to object to the manner or sufficiency of advertising, refurbishing of the Collateral, or solicitation of bids in connection with any sales or other disposition of the Collateral. Any sale by Agent may be made at any broker's board or public or private sale, with or without notice or advertisement, for cash or credit, and for present or future delivery. At any such public or private sale or other disposition of Collateral, Agent may, to the fullest extent permissible under applicable law, purchase the whole or any part of any Collateral sold, or may sell or dispose of the Collateral to any other Person, free from any and all claims of such Debtor or of any other Person claiming by, through, or under any Debtor. Each Debtor hereby expressly waives and releases, to the fullest extent permitted by applicable law, any right of redemption on the part of such Debtor. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least five
(5) days before such disposition, postage prepaid, addressed to the respective Debtors either at the address shown below, or at any other address of such Debtor appearing on the records of Agent. Any proceeds of any Collateral, or of the disposition by Agent of any of the Collateral (including, without limitation, Benefits to the extent provided in Section 16
                                               ----------
hereof), may be applied by Agent to the payment of expenses in connection with the Collateral, including attorneys' fees and legal expenses, and any balance of such proceeds may be applied by Agent toward the payment of such of the Liabilities, and in such order of application, as Agent may from time to time elect.

    (b) Without limiting any other provision of this Agreement, whenever an Event of Default or Unmatured Insolvency Default shall be existing, Agent, with or without process of law, may enter upon any premises where the Collateral or any part thereof may be, and take possession of all or any part thereof; and Agent may, without being responsible except as provided under applicable law for loss or damage, hold, store, keep idle, lease, operate or otherwise use or permit the use of the Collateral or any part thereof for such time and upon such terms Agent may deem to be reasonable, and may demand, collect and retain all earnings and all other sums due and to become due in respect of the Collateral from any Person whomsoever, accounting only for net earnings, if any, arising from use or from the sale thereof after charging against all receipts from use or from the sale thereof all costs and expenses of, and damages or losses by reason of, such use or sale.

    (c) Each Debtor hereby agrees to pay any and all reasonable costs and expenses incurred by Lenders in retaking, holding, preparing for sale, selling and the like with regard to the Collateral, including, without limitation, reasonable attorneys' fees incurred by Lenders in connection therewith.

    (d) Each Debtor agrees that in any sale of any of the Collateral, Agent is authorized to comply with any limitation or restriction in connection with such sale as counsel may advise Agent is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account or investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental or regulatory authority or official, and each Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Agent be liable or accountable to such Debtor for any discount allowed by reason of the fact that such Collateral was sold in compliance with any such limitation or restriction.

    (e) The proceeds of any sale of Collateral sold pursuant to the terms of this Section 10 and any cash held as Collateral hereunder shall be applied by
     ----------
Agent in accordance with Section 4.2 of the Credit Agreement.
                         -----------

    (f) If sufficient sums are not realized upon any disposition of the Collateral to pay all Liabilities and any expenses of such disposition, including, without limitation, attorneys' fees, each Debtor hereby promises to pay immediately any resulting deficiency.

    (g) No right or remedy herein conferred is intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative and shall be in addition to every other right or remedy herein conferred, or conferred upon Agent by any other agreement or instrument or security, or now or hereafter existing at law or in equity or by statute.

    SECTION 11.  Authority of Agent.  Subject to Applicable Gaming Laws, (a)
                 ------------------
Agent shall have, and be entitled to exercise, all such powers hereunder as are specifically delegated to Agent by the terms hereof, together with such powers as are incidental thereto. Agent may execute any of their duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither Agent nor any director, officer or employee of Agent shall be liable for any action taken or omitted to be taken by Agent hereunder or in connection herewith. Each Debtor agrees to reimburse Agent, on demand, for all reasonable costs and expenses incurred by Agent in connection with the administration and enforcement of this Agreement (including costs and expenses incurred by any agent employed by Agent) and agrees to indemnify (which indemnification shall survive any termination of this Agreement) and hold harmless Agent (and any such agent) from and against any and all liability incurred by Agent (or such agent) hereunder or in connection herewith except to the extent of any gross negligence or wilful misconduct on the part of Agent.

    (b) Agent may from time to time, without notice to Debtors, at its option, perform any obligation to be performed by any Debtor hereunder, under the Credit Agreement or the other Credit Documents which shall not have been performed and take any other action which, in its reasonable discretion, Agent deems necessary or desirable for the maintenance or preservation of any of the Collateral or Agent's Security Interest in the Collateral. All moneys advanced by Agent in connection with the foregoing shall, whether or not there are then outstanding any Loans made under the Credit Agreement, bear interest at the Default Rate (or such lower maximum rate as shall be legal under applicable law), and shall be repaid together with such interest by such Debtor to Agent, upon the demand of Agent, and shall be secured hereby prior to any other indebtedness or obligation secured hereby, but the making of any such advance by Agent shall not relieve such Debtor of any default hereunder or thereunder.

    SECTION 12.  Termination.  Subject to Section 15(n) hereof, this Agreement
                 -----------
shall terminate when the Commitments shall be terminated and all the Liabilities have been fully paid and performed, at which time Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to each Debtor, or to such person as any such Debtor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by Agent pursuant to the terms hereof and still shall be held by it hereunder, together with appropriate instruments of termination, reassignment and release.

    SECTION 13.  Protection of Intellectual Property Collateral.  (a) Each
                 ----------------------------------------------
Debtor shall have the duty to protect, preserve and maintain all of such Debtor's rights in each of the items of Intellectual Property Collateral, including, without limitation, the duty to prosecute and/or defend against any and all suits concerning validity, infringement, enforceability, ownership or dilution or other aspects of the Intellectual Property Collateral, as well as the duty to register material Copyrights with the United States Copyright Office and to make publications of all copyrighted materials with an appropriate copyright notice. Any expenses incurred in protecting, preserving and maintaining the Intellectual Property Collateral shall be borne by such Debtor. To the maximum extent permitted by law, after the occurrence of and during the continuance of an Event of Default, Agent shall have the right, without taking title to any of the Intellectual Property Collateral, to bring suit, in Agent's name or in the respective Debtor's name or in both such names, as determined by Agent, to enforce any or all of the Intellectual Property Collateral or Agent's Security Interest therein, in which event such Debtor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents required by Agent in aid of such enforcement. All costs, expenses and other moneys advanced by Agent in connection with the foregoing shall be treated as an advance under Section 11(b) hereof, but the making of any such advance by Agent
              -------------
shall not relieve such Debtor of any default hereunder. In addition, each Debtor shall indemnify (which indemnification shall survive any termination of this Agreement) and hold harmless Agent from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including attorneys' fees and legal expenses) of any kind whatsoever which may be imposed on, incurred by or asserted against Agent in connection with or in any way arising out of such suits, proceedings or other actions. Notwithstanding the foregoing, Agent shall have no obligations or liabilities regarding any or all of the Intellectual Property Collateral by reason of, or arising out of, this Agreement.

    (b) If any Event of Default or Unmatured Insolvency Event shall have occurred and be continuing, upon the written demand of Agent, each Debtor shall execute and deliver to Agent an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement along with, in the case of any Trademark, goodwill and assets relating to the products sold under such Trademark. Each Debtor agrees that such an assignment shall be applied to reduce the Liabilities then due only to the extent that Agent receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral or licenses; such cash proceeds to be applied to the payment of expenses incurred in connection with the Intellectual Property Collateral or licenses, including attorneys' fees and legal expenses, and any balance of such proceeds shall be applied by Agent as provided in Section 10(a)(iii). Without
                                                  ------------------
limiting any other rights and remedies of Agent, each Debtor shall within five
(5) Business Days of written notice from Agent to make available, to Agent such personnel in such Debtor's employ on the date of the Event of Default or Unmatured Insolvency Event as Agent may reasonably designate, by name, title or job responsibility, to permit Agent to continue, directly or indirectly, to advertise and operate the business of any such Debtor under any of such Debtor's General Intangibles.

    SECTION 14.  SUBMISSION TO JURISDICTION.  AGENT MAY ENFORCE ANY CLAIM
                 --------------------------
ARISING OUT OF THIS AGREEMENT, ANY CREDIT DOCUMENT, ANY COLLATERAL OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM OR RELATED TO ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN CHICAGO, ILLINOIS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, EACH DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND ALSO HAS IRREVOCABLY DESIGNATED THE PERSON WHOSE NAME AND ADDRESS ARE SET FORTH IN THE CREDIT AGREEMENT TO RECEIVE FOR AND ON BEHALF OF EACH DEBTOR SERVICE OF PROCESS IN

ILLINOIS. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO EACH DEBTOR AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (I) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (II) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE AGENT FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. EACH DEBTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT LOCATED IN CHICAGO, ILLINOIS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    SECTION 15.  Miscellaneous Provisions.
                 ------------------------

    (a) Agent and Agent Bank shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if they take such action for that purpose as any Debtor requests in writing, but failure of Agent or Agent Bank to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Agent or Agent Bank to preserve or protect any rights with respect to the Collateral against prior or other parties, or to do any act with respect to the preservation of the Collateral not so requested by any Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

    (b) Each Debtor hereby appoints Agent, with full power of substitution after the occurrence and during the continuance of an Event of Default, as such Debtor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, each Debtor agrees that Agent shall have the right and authority:
(i) while any Event of Default or Unmatured Insolvency Default shall exist, to assign, sell, license, sublicense or otherwise dispose of all right, title and interest of such Debtor in and to the Intellectual Property Collateral any other General Intangible including, without limitation, assignments, recordings, registrations and applications therefor in the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and
(ii) to make claim for, and receive and give acquittance for payment on account of, loss under any insurance policy covering the Collateral, or any part thereof, and to receive, endorse and collect all checks, drafts and other orders for the payment of money representing the proceeds of such insurance.

    (c) All notices or other communications hereunder shall be given in the manner specified under Section 11.7 of the Credit Agreement, whether or not then in effect.

    (d) No delay on the part of Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

    (e) No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Agent, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    (F) THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN DELIVERED AT CHICAGO, ILLINOIS, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW, AND APPLICABLE GAMING LAWS.

WHENEVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT. ALL OBLIGATIONS OF ANY DEBTOR, ANY OF ITS SUBSIDIARIES OR ANY RELATED PERSON AND RIGHTS OF AGENT, LENDERS AND ANY OTHER HOLDER OF A NOTE OR LIABILITY EXPRESSED IN THIS AGREEMENT SHALL BE IN ADDITION TO AND NOT IN LIMITATION OF THOSE PROVIDED UNDER APPLICABLE LAW OR IN ANY OTHER WRITTEN INSTRUMENT OR AGREEMENT RELATING TO ANY OF THE LIABILITIES.

    (g) The rights and privileges of Agent hereunder shall inure to the benefit of its successors and assigns. This Agreement shall be binding upon each Debtor and its successors and assigns.

    (h) At the option of Agent, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

    (i) The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

    (j) This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same Agreement. Each Debtor hereby acknowledges receipt of a true, correct and complete counterpart of this Agreement.

    (K) EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATED TO THIS AGREEMENT, ANY COLLATERAL OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING OR ARISING FROM ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

    (l) Each Debtor hereby expressly waives to the fullest extent permitted by law: (i) notice of the acceptance by Agent of this Agreement, (ii) notice of the existence or creation or non-payment of all or any of the Liabilities, (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (iv) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

    (m) Subject to the provisions of the Credit Agreement, any Lender may, from time to time, without notice to any Debtor, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Agreement, and each and every immediate and successive assignee or transferee of any portion of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were an original Lender; provided, however, that each Lender shall have an unimpaired
                 --------  -------
right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, as to those of the Liabilities which such Lender has not assigned or transferred.

    (n) Each Debtor agrees that, if at any time all or any part of any payment theretofore applied by Agent to any of the Liabilities is or must be rescinded or returned by Agent or any Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Debtor or any of its Affiliates), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Agent, and the Security Interest granted hereunder shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Agent had not been made.

    (o) Agent is the current holder of all Liabilities, but, subject to the Credit Agreement, may in the future transfer, assign or sell certain Liabilities.

    (p) Each Debtor hereby acknowledges that there are no conditions to the effectiveness of this Agreement.

    (q) If any item of Collateral hereunder also constitutes collateral granted to Agent under any other mortgage, agreement or instrument, in the event of any conflict between the provisions under this Agreement and those under such other mortgage, agreement or instrument relating to such Collateral, the provision or provisions selected by Agent shall control with respect to such Collateral.

    (r) In case of conflict between any provision of this Agreement and any provision of the Credit Agreement, the provisions of the Credit Agreement shall control.

    SECTION 16.  Application of Insurance Proceeds.  Any loss benefits
                 ---------------------------------
("BENEFITS") under any of the insurance policies maintained by each Debtor pursuant to Section 6(i) hereof shall be applied as follows:
            ------------

    (a) If no Event of Default has occurred and is continuing, and the amount of such Benefits, together with all other Benefits previously or contemporaneously paid to Agent hereunder, is less than $25,000, then such Benefits may be paid directly to Borrower.

    (b) If no Event of Default has occurred and is continuing and the amount of such Benefits, together with all other Benefits previously or contemporaneously paid to Agent hereunder, is $25,000 or greater, then such Benefits, together with any interest thereon, shall be held by Agent as additional Collateral hereunder, but, so long as no Event of Default has occurred and is continuing, such Benefits may, at any Debtor's discretion, be either:

               (i) applied by Agent to the Loan Account, or

               (ii) at any time, but subject to the following paragraph (c),
                                                              -------------
       used by any Debtor to repair or replace the damaged or destroyed Collateral giving rise to such Benefits.

     (c) Agent shall have no obligation to release any Benefits to any Debtor for such Debtor's use in repairing or replacing damaged or destroyed Collateral unless such Debtor satisfies such conditions as Agent reasonably may impose upon the release of Benefits and as are customary in the financing of repairs or purchases of the type proposed by such Debtor, including without limitation, the condition that the available amount of such Benefits shall be sufficient to complete such repairs or replacements, or Agent shall have received from such Debtor a cash deposit (or such Debtor shall maintain borrowing availability) equal to the excess of the estimated cost of such repair or replacement over the available amount of such Benefits.

     (d) If any Event of Default or an Unmatured Insolvency Default has occurred or is continuing, Agent may apply any Benefits to the repayment of the Loans in the order of application set forth in Section 4.2 of the Credit Agreement, subject to all of the terms and conditions of the Credit Agreement, and to the extent such repayment reduces the principal balance of the Loans, the Commitments shall be correspondingly reduced.

     SECTION 17.  Governmental Approval.  Notwithstanding anything to the
                  ---------------------
contrary contained herein, no party hereto shall take any action, including, but not limited to, the operation of the business of any Debtor, that would constitute or result in the transfer or assignment of any license issued to or held by such Debtor, or a transfer of control over any such Licenses, whether de
                                                                              --
facto or de jure, if such assignment or transfer would require under then
-----    -------
existing law, including, without limitation, Applicable Gaming Laws, the prior approval of and/or any notice to any governmental agency, including, without limitation, any Gaming Authorities, without such party first having notified such governmental agency of any such assignment or transfer and, if required under then existing law, obtaining the approval of such governmental agency therefor, notifying such governmental agency of the consummation thereof and complying with all other requirements of such governmental agency. The parties hereto intend that the powers of Secured Party hereunder, in all relevant aspects, shall be governed by such statutory requirements, rules and regulations as administered by any governmental agency under the jurisdiction of which any transfer or assignment as contemplated by this Section 17 may fall.


               [Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                              MIKOHN GAMING CORPORATION, a Nevada corporation,


                              By: /s/ David J. Thompson
                                  _____________________
                              Name: David J. Thompson
                                    _________________
                              Title: Chairman of the Board & CEO
                                     ___________________________


                              MIKOHN NEVADA, a Nevada corporation

                              By: /s/ David J. Thompson
                                  _____________________
                              Name: David J. Thompson
                                    _________________
                              Title: Chairman of the Board & CEO
                                     ___________________________



                              MGC, INC., a Nevada corporation

                              By: /s/ David J. Thompson
                                  _____________________
                              Name: David J. Thompson
                                    _________________
                              Title: Chairman of the Board & CEO
                                     ___________________________



                              CASINO EXCITEMENT, INC., a Nevada corporation


                              By: /s/ David J. Thompson
                                  _____________________
                              Name: David J. Thompson
                                    _________________
                              Title: Chairman of the Board & CEO
                                     ___________________________


                              FIRST SOURCE FINANCIAL LLP, individually and in its capacity as Agent

                              By:   First Source Financial, Inc.,
                                    its Agent/Manager

                                    By: /s/ Edward A. Szarkowicz
                                        ------------------------
                                         Edward A. Szarkowicz
                                         Vice President

STATE OF NEVADA          )
                         )    SS.
COUNTY OF CLARK          )


     I, WANDA M. JACOBSON, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that DAVID J. THOMPSON, personally known to me to be the CHAIRMAN/CEO of MIKOHN GAMING CORPORATION, a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23rd day of October, 1997.


                                         /s/ Wanda M. Jacobson
  [SEAL]                                 ---------------------
                                              Notary Public


My Commission Expires:

____________________________________

STATE OF NEVADA          )
                         )    SS.
COUNTY OF CLARK          )


     I, WANDA M. JACOBSON, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that DAVID J. THOMPSON, personally known to me to be the CHAIRMAN/CEO of MIKOHN NEVADA, a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23rd day of October, 1997.


                                           /s/ Wanda M. Jacobson
  [SEAL]                                   ---------------------
                                              Notary Public


My Commission Expires:

____________________________________

STATE OF NEVADA          )
                         )    SS.
COUNTY OF CLARK          )


     I, WANDA M. JACOBSON, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that DAVID J. THOMPSON, personally known to me to be the CHAIRMAN/CEO of MGC, INC., a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23rd day of October, 1997.


                                        /s/ Wanda M. Jacobson
   [SEAL]                               ---------------------
                                              Notary Public


My Commission Expires:

____________________________________

STATE OF NEVADA          )
                         )    SS.
COUNTY OF CLARK          )


     I, WANDA M. JACOBSON, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that DAVID J. THOMPSON, personally known to me to be the CHAIRMAN/CEO of CASINO EXCITEMENT, INC., a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23rd day of October, 1997.


                                         /s/ Wanda M. Jacobson
                                         ---------------------
                                              Notary Public


My Commission Expires:

____________________________________

STATE OF Illionois       )
                         )    SS.
COUNTY OF Cook           )


     I, O. Lynn Neistein, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that Edward Szarkowicz, personally known to me to be a VP of FIRST SOURCE FINANCIAL, INC., a Delaware corporation, the Agent/Manager of First Source Financial LLP, an Illinois registered limited liability partnership, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 29 day of October, 1997.


                                         /s/ O. Lynn Neistein
                                         _____________________________
                                         Notary Public


My Commission Expires:

[SEAL]
____________________________________

                                                                      SCHEDULE I
                                                                              to
                                                              Security Agreement

ITEM A.  TRADEMARKS

                             REGISTERED TRADEMARKS
                             ---------------------

Country/State      Trademark                Reg. No.         Reg. Date
-------------      ---------                --------         ---------
USA                Mini Keno                1,466,437        11/24/87
USA                Hold and Draw            1,465,650        11/17/87
USA                Hold and Draw Bingo      1,466,436        11/24/87
USA                Games of Nevada          2,000,899        09/17/96
USA                MVP and design           2,043,083        03/11/97
USA                MIKOHNVISION             2,043,081        03/11/97
USA                MIKOHN                   2,043,082        03/11/97
USA                MIKOHN                   1,824,259        03/01/94
NEVADA             MoneyTime                                 09/04/97
NEVADA             CasinoLink                                09/04/97
NEVADA             Safe Jack                                 09/04/97
NEVADA             Slottrak                                  09/04/97
NEVADA             SuperLink                                 07/14/97
NEVADA             PlayerTrak                                09/04/97
NEVADA             TableTrak                                 09/04/98
USA                Casino Products          1,769,789

                   PENDING TRADEMARK APPLICATIONS
                   ------------------------------

Country/State      Trademark                Reg. No.         Reg. Date
-------------      ---------                --------         ---------
USA                MoneyTime                73/306/162       06/10/97
USA                Mystery                  75/346/800       08/06/97

                                                                      SCHEDULE I
                                                                              to
                                                              Security Agreement

ITEM A. (CON'T.)  TRADEMARKS

                     TRADEMARK APPLICATIONS IN PREPARATION
                     -------------------------------------

                                             Expected              Products
Country/State          Trademark             Filing Date           Services
-------------          ---------             -----------           --------
USA                    CasinoLink            11/10/97              Computer software and
                                                                   hardware for use in providing
                                                                   Accounting, security, and
                                                                   player information and
                                                                   Rating for gaming and
                                                                   amusement machines and
                                                                   casino games

USA                    SlotTrak              11/10/97              Computer software and
                                                                   hardware for use in providing
                                                                   accounting, security, and
                                                                   player information and
                                                                   Rating for gaming and
                                                                   Amusement machines

USA                    Safe Jack             11/10/97              Computer software and
                                                                   hardware for use in providing
                                                                   accounting, security, and
                                                                   player information and rating
                                                                   For card games

USA                    Safebac               11/10/97              Computer software and
                                                                   hardware for use in providing
                                                                   accounting, security and
                                                                   player information and rating
                                                                   For card games

USA                    SuperLink             11/10/97              Computer software and
                                                                   hardware for use in
                                                                   controlling jackpots in
                                                                   gaming and amusement
                                                                   machines

                                                                      SCHEDULE I
                                                                              to
                                                              Security Agreement


ITEM A. (CON'T.)  TRADEMARKS
USA             PlayerTrak           11/14/97       Computer software and
                                                    hardware for use in obtaining
                                                    information about and rating
                                                    players of casino table games,
                                                    gaming machines and
                                                    amusement machines

USA             TableTrak            11/14/97       Computer software and
                                                    hardware for use in obtaining
                                                    Information about and rating
                                                    Players of casino table
                                                    games, gaming machines and
                                                    Amusement machines

USA             InstaTrak            11/14/97       Optical character recognition
                                                    apparatus with dot-matrix
                                                    printer

USA             Quickplay            11/14/97       Computer software and
                                                    hardware for enabling players
                                                    to access gaming and
                                                    amusement machines through
                                                    preestablished credit accounts

USA             CaddTrak             11/14/97       Computer software for
                                                    controlling graphic interface
                                                    used in providing
                                                    accounting, security and
                                                    player information and rating
                                                    for gaming and amusement
                                                    machines and casino games


                                                                      SCHEDULE I
                                                                              to
                                                              Security Agreement

ITEM B.                         TRADEMARK LICENSES
                                ------------------

                                                           EFFECTIVE           EXPIRATION
TERRITORY           TRADEMARK         LICENSOR             LICENSEE            DATE            DATE
---------           ---------         --------             --------            ----            ----

                                     None.

                                                                     SCHEDULE II
                                                                              to
                                                              Security Agreement

ITEM A.     PATENTS

                                    PATENTS
                                    -------

COUNTRY         PATENT NO.       ISSUE DATE        INVENTOR(S)         TITLE
-------         ----------       ----------        ---------           -----
USA             5,096, 196       03/17/92          Gutknechtt &        Gaming Apparatus
                                                   Wichinsky

USA             4,496, 160       01/29/85          Wichinsky &         Coin Projector and Target
                                                   Gutknecht           Game Apparatus - Flip-It

USA             Des 272,920      03/06/84          Wichinsky &         Gaming Machine
                                                   Gutknecht

USA             Des 278,069      03/19/85          Wichinsky           Slotmachine

USA             5,103,081        04/07/92          Fisher, Vedeen      Apparatus and Method for
                                                   & Gutknecht         Reading Data Encoded on
                                                                       Circular Objects, such as
                                                                       Gaming Chips

USA             5,342,049        08/30/94          Wichinsky,          Gaming Machine with Skill
                                                   Gutknecht &         Feature
                                                   Femandez

USA             5,482,289        01/09/96          Weingardt           Method of Playing a Bingo
                                                                       Game with Progressive
                                                                       Jackpot

USA             5,642,160        06/24/97          Bennett             Digital Image Capture
                                                                       System for Photo
                                                                       Identification Cards

USA             5,550,359        08/27/96          Bennett             Time and Attendance System
                                                                       and Method Therefor

USA             5,536,016        07/16/96          Thompson            Progressive System for a
                                                                       Match Number Game and
                                                                       Method Therefor

                                                                     SCHEDULE II
                                                                              to
                                                              Security Agreement


ITEM A. (CON'T.)    PATENTS

USA             5,586,936        12/24/96         Bennett, Nino        Automated Gaming Table
                                                  & Todoroff           Tracking System and Method
                                                                       Therefor

USA             5,374.061        12/20/94         Albrecht             Card Dispensing Shoe
                                                                       Having a Counting Device
                                                                       and Method of Using the
                                                                       Same

USA             5,116,055        05/26/92         Tracy                Progressive Jackpot Gaming
                                                                       System Linking Gaming
                                                                       Machines with Different Hit
                                                                       Frequencies and
                                                                       Denominations

USA             5,280,909        01/25/94         Tracy                Gaming System with
                                                                       Progressive Jackpot

USA             5,344,144        09/06/94         Canon                Progressive Jackpot Gaming
                                                                       System with Enhanced
                                                                       Accumulator

USA             5,605,334        02/25/97         McCrea, Jr.          Secure Multi-Site Progressive
                                                                       Jackpot System for Live
                                                                       Card Games

                          PENDING PATENT APPLICATIONS
                          ---------------------------

COUNTRY        SERIAL NO.        FILING DATE          INVENTOR(S)           TITLE
-------        ----------        -----------          -----------           -----

USA            08/602,074        02/15/96             McCrea, Jr.           Jackpot Systems for
               08/933,636        09/19/97             McCrea, Jr.           Live Card Games
                                                                            Based Upon Game
                                                                            Play Wagering AND
                                                                            Method Therefore


                                                                     SCHEDULE II
                                                                              to
                                                              Security Agreement


ITEM A.(CON'T.)    PATENTS

USA          08/665,889     06/19/96            Rykowski         Improved Lens
                                                                 Design for Outdoor
                                                                 Sign


USA          08/665,888     06/19/96            Rykowski         Incandescent Visual
                                                                 Display System


USA          07/577,436     09/04/90            Green, Olsen     A Configurable LED
             08/893,124     07/15/97            Green, Olsen     Matrix Display

USA          08/516,882     08/18/95            Barlow           Large Incandescent
                                                                 Live Image Display
                                                                 System

USA          08/666,752     06/19/96            Barlow           Incandescent Visual
                                                                 Display System

USA          08/699,151     08/16/96            Barlow           Visual Display
                                                                 Lighting System
                                                                 Having Front and
                                                                 Rear Access

USA          60/056,692     08/28/97            Pierce           Multi-Player Gaming
                                                                 Machines

                              PATENT APPLICATIONS IN PREPARATION
                              ----------------------------------

COUNTRY      DOCKET NO.     FILING DATE         INVENTOR(S)      TITLE
-------      ----------     -----------         -----------      -----

USA          1482/132       10/07/97            Oliver           Intelligent Casino
                                                                 Chip System

USA          1482/134       10/11/97            Pierce           Automated Wheel
                                                                 Game


                                                                     SCHEDULE II
                                                                              to
                                                              Security Agreement

ITEM A. (CON'T.)    PATENTS

USA          1482/135       10/11/97       Pierce           Stepper Dice Bonus
                                                            Game

USA          1482/136       10/11/97       Pierce           Wheel with Lighted
                                                            Player Table and
                                                            Multimedia Effects

USA          1482/137       10/11/97       Pierce           Modular Giant
                                                            Gaming System

USA          1482/112       10/13/97       Thompson         Pari-Mutuel Gaming
                                                            Invention

USA          1505/5         12/09/94       Carlson          Universal Gaming
                                                            Engine

USA          1482/106       06/24/97       Saunders         Cashless Method for
                                                            a Gaming System

USA          1482/86        06/24/97       Sorenson &       Cashless Device for
                                           Saunders         a Gaming System

                                                                     SCHEDULE II
                                                                              to
                                                              Security Agreement


ITEM B.                       PATENT LICENSES
                              ---------------

                                                   EFFECTIVE     EXPIRATION       SUBJECT
COUNTRY          INVENTOR        LICENSEE          DATE          DATE             MATTER
-------          --------        --------          ----          ----             ------
USA              Weingardt       Weingardt         01/09/96                       Method of Playing a
                                                                                  Bingo Game with
                                                                                  Progressive Jackpot

USA              McCrea, Jr.     Mikohn            02/25/97                       Secure Multi-Site
                                                                                  Progressive Jackpot
                                                                                  System for Live Card
                                                                                  Games

USA              McCrea, Jr.     Mikohn            07/03/97                       Jackpot System for
                                                                                  Live Card Games
                                                                                  Based Upon Game
                                                                                  Play Wagering and
                                                                                  Method Therefore


                                                                   SCHEDULE  III
                                                                              to
                                                              Security Agreement

ITEM A.    COPYRIGHTS/MASK WORKS



                       REGISTERED COPYRIGHTS/MASK WORKS
                       --------------------------------

COUNTRY      REGISTRATION NO.           REG. DATE        TITLE
-------      ----------------           ---------        -----
USA          VA96236                    10/27/81         Slot machine board
USA          Txu 203 866                6/24/85          Single card...super bingo
USA          TX2 022 668                3/2/87           Hold & Draw Bingo
USA          TX1 570 830                4/29/85          Video pokers
USA          TX1 160 172                5/31/83          Bet, Bluff & Fold
USA          TX1 806 365                4/21/86          Mini Keno
USA          VAu 356-094                1/24/97          9X Triple Design L62517
USA          VAu 356-093                1/24/97          9X Triple Design L62313
USA          VAu 356-095                1/23/97          9X Triple Design
                                                         L62518 & L62519
USA          VAu 391-962                3/3/97           Buffalo Saloon Design
USA          VAu 392-897                3/3/97           Design R60181
USA          VAu 392-898                3/3/97           Design R60543
USA          VAu 392-896                3/3/97           Design R61066
USA          VAu 392-213                3/3/97           Design 161832
USA          VAu 392-899                3/3/97           Design L61734
USA          VAu 392-903                3/3/97           Design L62043
USA          VAu 392-781                3/3/97           Design L61626
USA          VAu 392-901                3/3/97           Design L61537
USA          VAu 392-902                3/3/97           Design L62806
USA          VAu 392-900                3/3/97           Design L62460
USA          VAu 392-633                3/3/97           Design L61402

                 COPYRIGHTS/MASK WORKS PENDING APPLICATIONS
                 ------------------------------------------

COUNTRY      SERIAL NO.                 FILING DATE      TITLE
-------      ----------                 -----------      -----

                                      NONE

                                                                    SCHEDULE III
                                                                              to
                                                              Security Agreement

ITEM A.(CON'T.)    COPYRIGHTS/MASK WORKS

               COPYRIGHTS/MASK WORKS APPLICATIONS IN PREPARATION
               -------------------------------------------------

                                               EXPECTED
COUNTRY              DOCKET NO.                FILING DATE                   TITLE
-------              ----------                -----------                   -----
                                               NONE



ITEM B.                COPYRIGHTS/MASK WORKS LICENSES
                       ------------------------------

                                        EFFECTIVE           EXPIRATION    SUBJECT
TERRITORY            LICENSOR           LICENSEE            DATE          DATE         MATTER
---------            --------           --------            ----          ----         ------
                                                 NONE

                                                                     SCHEDULE IV
                                                                              To
                                                              Security Agreement

                       TRADE SECRET OR KNOW-HOW LICENSES

------------------------------------------------------------------------------------------------------------------------------------

County or                 Licensor          Licensee      Effective    Expiration                   Subject
Territory                 --------          --------      Date         Date                         Matter
---------                                                 ----         ----                         ------
------------------------------------------------------------------------------------------------------------------------------------

U.S. (Exclusive)           Bourgogne et     Mikohn        3/20/95      Indefinitely: Either party   B&G Chip System and related
World, except U.S.         Grasset*                                    may cancel on 3 months       future improvements
(non-exclusive)                                                        written notice
------------------------------------------------------------------------------------------------------------------------------------

Worldwide (Exclusive)      Holland          Mikohn        3/16/95      Indefinite: Each party has   Patent rights and pending
                           Casinos*                       amend.       cancellation right based     patent applications
                                                          8/16/95      on non-performance by        (Intellectual property covering
                                                                       the other                    an automatic card shuffler
------------------------------------------------------------------------------------------------------------------------------------

Worldwide (Exclusive)      IGT*             Mikohn        12/19/94     12/19/99: Automatic year     Right to manufacture, sell,
                                                                       to year thereafter w/5 year  etc. worldwide, "Colossus"
                                                                       firm renewal upon extra      and "Big Bertha" proprietary
                                                                       payment                      games
------------------------------------------------------------------------------------------------------------------------------------

Worldwide (non-            IGT              Mikohn        4/20/95 &    4/10/96: Continuing year     To display via manufacture of
exclusive, non-                                           4/27/95      to year; Mikohn may          after market products,
transferable, non-                                        amend.       terminate by ceasing to      including glass, for IGT
assignable, limited                                       5/15, 7/3,   make products; IGT may       manufactured gaming
license)                                                  8/14, 8/31,  terminate upon 60 days       machines only, i.e. Double
                                                          10/2,        written notice or upon       Diamond, Wild Cherry, etc.
                                                          10/6/95      certain reasons              (SLOT GLASS)
------------------------------------------------------------------------------------------------------------------------------------

Worldwide (non-            IGT              Mikohn        5/11/95      5/31/96: Continuing year     To display via manufacture of
exclusive, non-                                           amend.       to year; Mikohn may          signs for IGT produced slot
transferable, non-                                        10/2,        terminate by ceasing to      machines (SIGNS)
assignable, limited                                       10/6/95      make products; IGT may
license)                                                               terminate upon 60 days
                                                                       written notice or upon
                                                                       certain reasons
------------------------------------------------------------------------------------------------------------------------------------

Worldwide (non-            Batty F. Kern    Mikohn-       10/1/95      5 years; up to 5 automatic   Kern, as consultant, provides
exclusive basis)           (Consultant)     Consultant                 renewals; Expires            advice and proprietary
                                            Agreement                  automatically upon death     technology to Mikohn
                                                                       of Consultant; Mikohn
                                                                       may terminate w/ or w/o
                                                                       cause with proper notice
                                                                       (30 days)
------------------------------------------------------------------------------------------------------------------------------------

Worldwide (exclusive)      Bruce Lampa      Mikohn        10/9/95      8/1/98                       For acquisition of rights to
                                                                                                    CADDTRAK
------------------------------------------------------------------------------------------------------------------------------------

Worldwide (exclusive)      Nevada           Mikohn        7/25/97      Irrevocable                  Use, reproduce, display, sell,
                           Video, Inc.                                                              lease, etc. the video slot
                           d.b.n. P&M                                                               machine know as "Players
                           Coin                                                                     Choice"
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

Worldwide**                Progressive      Mikohn        9/21/93;     Indeterminate, but           Trademarks, copyrights, trade
(exclusive)                Games, Inc.                    amend.       cancelable upon default or   secrets, etc. relating to
                           (PGI)                          3/31/95      by Mikohn, at will by        Caribbean Stud Game and 21
                                                          new          written notice               Superbucks Game
                                                          termination
                                                          agree. -
                                                          9/27/97***
------------------------------------------------------------------------------------------------------------------------------------

Worldwide (exclusive)      Safe Games,      Mikohn        2/16/95      Indeterminate, but           Pending German patent
                           Ltd.                           amend.       cancelable upon default or   application and certain
                                                          8/16/95      by Mikohn upon written       trademarks and copyrights of
                                                                       notice for certain reasons   computerized system known
                                                                                                    as "Safe Jack"
------------------------------------------------------------------------------------------------------------------------------------

Worldwide (exclusive)      Safe Games,      Smart         7/20/95      Indeterminate, but either    Cooperation agreement
                           Ltd.             Games,                     party may terminate upon     between Safe Games, Ltd. and
                           (cooperation     Inc. (co-op                material default (60 days    Smart Games, Inc. for the
                           agreement)       agree.)                    written notice)              supply of ideas, plans and
                                                                                                    documentation of intellectual
                                                                                                    property, including "Safe
                                                                                                    Jack"
------------------------------------------------------------------------------------------------------------------------------------

Worldwide, except for      Xpertx, Inc.+    Mikohn        11/29/93     Indeterminate, but           Manufacture, sales,
Nevada (exclusive)                                        amend.       cancelable by Xpertx         installation, etc. of Software,
                                                          7/1/95       upon Mikohn default or       Hardware, Control Stations
                                                                       by Mikohn upon material      and Writer Stations for "Keno
                                                                       breach                       System"
------------------------------------------------------------------------------------------------------------------------------------



*Assignable with written consent of other party.

**U.S. excluding Colorado, Florida, Illinois, Indiana, Louisiana, Mississippi, Indian reservations in Michigan, Conn., Florida, Nevada (as to Caribbean Stud), Riverboats and cruise ships in Louisiana and Miss. and cruise ships in international waters. Worldwide excluding Australia, United Kingdom, Spain, Portugal, France, Netherlands, Belgium and Luxembourg.

***New termination agreement subject to approval by the Nevada Gaming Control Board and Nevada Gaming Commission.

+Assignable by Mikohn with consent of Xpertx.

--------------------

     List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      SCHEDULE V
                                                                              to
                                                              Security Agreement

                            LOCATIONS OF COLLATERAL

     Please see Summary of Leased Facilities attached hereto
                ----------------------------
     and Locations Owned By Borrower.
         ---------------------------

                            CHIEF EXECUTIVE OFFICES
                            -----------------------

     The chief executive office of each Debtor is the office of:

                           Mikohn Gaming Corporation
                           1045 Palms Airport Drive
                           P.O. Box 98686
                           Las Vegas, NV 89193-8686

                           MIKOHN GAMING CORPORATION

        SUMMARY OF LEASED FACILITIES (DOMESTIC) AS OF OCTOBER 15, 1997
        --------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
FILE NO.          ADDRESS OF PREMISES         LANDLORD                     MONTHLY             BEGINNING   ENDING
REFERENCE                                                                  RENT                DATE        DATE
---------------------------------------------------------------------------------------------------------------------
1                 3095 East Patrick Lane      Patrick Partners             $3,851              7/2/1992    Month to
                  Suite 10                    1050 E. Flamingo Road                                        Month
                  Las Vegas, NV               Las Vegas, NV 89119
---------------------------------------------------------------------------------------------------------------------
2            *    6700 Paradise Road          The Howard Hughes            $14,351             5/28/1993   8/31/2000
                  Suite E                     Properties, LP               plus annual
                  Las Vegas, NV               1231 Town Center Drive       COLA
                                              Las Vegas. NV 89134
---------------------------------------------------------------------------------------------------------------------
3            *    6700 S. Paradise Road       The Howard Hughes            $7,377 plus         11/9/1993   8/31/2000
                  Suite D                     Properties, LP               annual
                  Las Vegas, NV               1231 Town Center Drive       COLA
                                              Las Vegas, NV 89134
---------------------------------------------------------------------------------------------------------------------
4                 400 Corporate Circle        MIE Denver Associates        $1,918              5/15/1994   Month to
                  Suite G                     12860 W. Cedar Drive, #101                                   Month
                  Golden, CO                  Lakewood, CO 80288
---------------------------------------------------------------------------------------------------------------------
5            *    1045 Palms Airport Drive    MEDIQ/PRN Life Support       $27,322             6/1/1994    8/31/2000
                  Las Vegas, NV               Services, Inc.               plus annual
                                              One Mediq Plaza              COLA
                                              Pennsauken, NJ 08110
---------------------------------------------------------------------------------------------------------------------
6            *    6065 South Polaris Avenue   JEMCO Properties             $7,830 plus         6/29/1994   6/30/2002
                  Suite C                     9061 Santa Monica Blvd.      annual
                  Las Vegas, NV               Los Angeles, CA 90069        COLA
---------------------------------------------------------------------------------------------------------------------

* Subject to Collateral Assignment

                     SUMMARY OF LEASED FACILITIES, Page 1

---------------------------------------------------------------------------------------------------------------------
FILE NO.       ADDRESS OF PREMISES             LANDLORD                      MONTHLY             BEGINNING   ENDING
REFERENCE                                                                    RENT                DATE        DATE
---------------------------------------------------------------------------------------------------------------------
7              898 Hancock Road                Carlon Thomas                 $525                7/7/1994    Month to
               Bullhead City, AZ               912 Hancock Road                                              Month
                                               Riviera, AZ 86442
---------------------------------------------------------------------------------------------------------------------
8              1100 Doughty Road               John & Teresa Ioconelli       $3,800              11/1/1994   11/1/1997
               Pleasantville, NJ               1010 Morton Avenue
                                               Absecon, NJ
---------------------------------------------------------------------------------------------------------------------
9        *     3665 West Diablo Drive          The Young Group               $1 plus 1/12        11/15/94    11/15/97
               Las Vegas, NV                   3665 West Diablo Drive        of all annual
                                               Las Vegas, NV 89119           carrying
                                                                             costs
---------------------------------------------------------------------------------------------------------------------
10             5455 Desert Point Drive         L.H. Leonardi Electric        $4,298             12/7/1994   11/30/1999
               Las Vegas, NV                   Construction Co.
                                               P.O. Box 750457
               Subtenant: John B. Rudy Company Petaluma, CA 94975-0457
---------------------------------------------------------------------------------------------------------------------
11             5050 Steptoe Street             Donald & Stephanie Harmer     $4,641 plus        4/1/1995    4/1/1998
               Las Vegas, NV                   5050 Steptoe Street           annual
                                               Las Vegas, NV 89122           COLA
---------------------------------------------------------------------------------------------------------------------
12             3232 South West Second Ave.     Mackenzie Limited Partnership $550               7/1/1995    Month to
               Bay 202                         No. 1, Ltd.                                                  Month
               Ft. Lauderdale, FL              P.O. Box 21850
                                               Ft. Lauderdale, FL 33335
---------------------------------------------------------------------------------------------------------------------

* Subject to Collateral Assignment

                      SUMMARY OF LEASED FACILITIES, Page 2

-----------------------------------------------------------------------------------------------------------------------
FILE NO.       ADDRESS OF PREMISES             LANDLORD                      MONTHLY             BEGINNING   ENDING
REFERENCE                                                                    RENT                DATE        DATE
-----------------------------------------------------------------------------------------------------------------------
13             6375 Delilah Road and           Rober D. Lehman               $3,025              12/15/1995  12/15/1998
               6579 Delilah Road, Ste. 2       6601 Ventnor Avenue           $1,193 plus
               Egg Harbor Township, NJ         Suite 306                     annual
                                               Ventnor, NJ 08406             COLA
-----------------------------------------------------------------------------------------------------------------------
14       *     4835 Longley Lane               Dermody Properties            $10,572             1/15/1996   4/5/2001
               Reno, NV                        1200 Financial Blvd.          plus annual
                                               P.O. Box 7098                 COLA
                                               Reno, NV 89510
-----------------------------------------------------------------------------------------------------------------------
15             5875 Tyrone Road                Industrial Properties of NV   $4,532              7/15/1996   7/14/2001
               Reno, NV                        295 Holcomb Ave., Ste. 4
                                               Reno, NV 89502
               Subtenant: Doctors Corporation
                          of America
-----------------------------------------------------------------------------------------------------------------------
16             11088 Millpark Drive            Centerline Investment Co.     $1,200 plus         1/1/1997    12/31/1999
               Suite 144                       P.O. Box 28428                annual
               Maryland Heights, MO            St. Louis, MO 63146           COLA
-----------------------------------------------------------------------------------------------------------------------
17             2095 Exchange Drive             Meyer/Burkemper Construction  $2,063              1/1/1997    12/31/1999
               St. Charles, MO                 P.O. Box 635
                                               St. Peters, MO
-----------------------------------------------------------------------------------------------------------------------
18             3950 N.E. 33rd Terrace          Vick-Pursell Partners         $875                1/1/1997    12/31/1999
               Suite 8-E                       300 North Church Road
               Kansas City, MO                 Liberty, MO
-----------------------------------------------------------------------------------------------------------------------

* Subject to Collateral Assignment

                      SUMMARY OF LEASED FACILITIES, Page 3

-----------------------------------------------------------------------------------------------------------------------
FILE NO.       ADDRESS OF PREMISES             LANDLORD                      MONTHLY             BEGINNING   ENDING
REFERENCE                                                                    RENT                DATE        DATE
-----------------------------------------------------------------------------------------------------------------------
19             2502 Goodman Road               Joe Poppenheimer              $900 - 1997         1/28/1997   2/28/1999
               Horn Lake, MS                   1018 Goodman Drive            $950 - 1998
                                               Horn Lake, MS
-----------------------------------------------------------------------------------------------------------------------
20        *    840 Pilot Road                  Pilot Company                 $41,176             8/1/1997    7/31/2004
               Las Vegas, NV                   P.O. Box 17724                plus annual
                                               Anaheim, CA 92817             COLA
-----------------------------------------------------------------------------------------------------------------------
21             3860 Hawkins NE                 Sun Belt Business Centers     $2,156              10/1/1997   9/30/1999
               Albuquerque, NM 87109           Partnership IV
                                               c/o Good Management
                                               3844 Hawkins NE
                                               Albuquerque, NM 87109
=====================================================================================================================

                      SUMMARY OF LEASED FACILITIES, Page 4

                           MIKOHN GAMING CORPORATION

        SUMMARY OF LEASED FACILITIES (FOREIGN) AS OF SEPTEMBER 15, 1997
        ---------------------------------------------------------------

===========================================================================================================================
FILE NO.       ADDRESS OF PREMISES                 LANDLORD                      MONTHLY             BEGINNING   ENDING
REFERENCE                                                                        RENT                DATE        DATE
---------------------------------------------------------------------------------------------------------------------------
1              Mikohn South America, SA            Corporacion E Inversiones     $2,478              7/4/1997    7/3/2000
               Av. Republica de Panama 3533-3535   Gremcco S.A.
               Torre "A", Ofic. 504                Av. Salaverry No. 2650
               San Isidro (Lima), Peru             San Isidro, Peru
---------------------------------------------------------------------------------------------------------------------------
2              Mikohn South America, SA            Inmobiliaria Santa Martha y   $3,038              1/10/1996   1/9/2001
               Calle Sucre 195                     Anita S.A.
               Urb. Vulcano                        Calle Uno N degrees 108 Urb.
               Ate (Lima), Peru                    Santa Lucia
                                                   Ate Vitarte, Peru
---------------------------------------------------------------------------------------------------------------------------
3              Mikohn Gaming Corporation           Angeles Iniguez and           $450                12/1/1996   11/30/1998
               Juramento 2801                      Carmen Mercedes Acosta
               Piso 14 "E"                         Av. Las Heras 2570
               Capital Federal (Buenos Aires)      Piso 9 "D"
               Argentina                           Capital Federal (Buenos Aires)
                                                   Argentina
---------------------------------------------------------------------------------------------------------------------------
4              Mikohn Europe B.V.                  MBB Project 31 B.V.           $11,933             4/1/1995    3/31/2000
               Leidse Rijn 2-16                    Postbus 1448
               3454 PZ De Meern (Amsterdam)        3600 BK Maarken
               The Netherlands                     The Netherlands
---------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF LEASED FACILITIES, Page 5

===========================================================================================================================
FILE NO.       ADDRESS OF PREMISES                 LANDLORD                      MONTHLY             BEGINNING   ENDING
REFERENCE                                                                        RENT                DATE        DATE
---------------------------------------------------------------------------------------------------------------------------
5              Mikohn Gaming Australasia           Menora Nominees Pty Ltd       $(AUS)13,450        9/15/1996   9/14/2001
               132 McEvoy Street                   (ACN 001 146 498) & Steven
               Alexandria (Sydney), Australia      Stux and Ruth Stux
                                                   C/- Stephen & Co. Pty Ltd
                                                   Suite 16
                                                   201 New South Head Road
                                                   Edgecliff (Sydney), Australia
=====================================================================================================================

                      SUMMARY OF LEASED FACILITIES, Page 6

                          LOCATIONS OWNED BY BORROWER

                  4181 West Oquendo Road, Las Vegas, NV 89118

                  405 12th Street, Rapid City, SD 57701

                  4708 Hewes Avenue, Gulfport, MS 38507

                                                                     SCHEDULE VI
                                                                              to
                                                              Security Agreement

                    THIRD PARTY LOCATIONS OF DEBTORS' GOODS

                                     None.

                                                                    SCHEDULE VII
                                                                              to
                                                              Security Agreement

                          TRADE NAMES OF EACH DEBTOR


1  Mikohn Gaming Corporation:

   A) Current Trade Names
      1) Mikohn Worldwide
      2) Corporate Headquarters
      3) Engineering, Service
      4) Interior Signs - Rapid City Region
      5) Mikohn Sculptures
      6) Interior Signs - Las Vegas Region
      7) Mikohn Service Division - Reno Region
      8) Trans Sierra North
      9) Trans Sierra South
      10)Sculptures
      11)Visual Products
      12)Mikohn Gaming Corporation  - Colorado (Sales)
      13)Mikohn Gaming Corporation  - Florida (Sales)
      14)Mikohn Gaming Corporation  - Minnesota (Sales)
      15)Mikohn Gaming Corporation  - Missouri (Sales)
      16)Mikohn Gaming Corporation  - Missouri Service
      17)Mikohn Gaming Corporation  - New Jersey (Sales)
      18)Mikohn Gaming Corporation  - New Mexico (Sales)
      19)Slot Glass

   B) Former Trade Names
      1) Mikohn, Inc.
      2) Engineering, Production, N.P.D.
      3) Mikohn Gaming Corporation - Rapid City Region
      4) South Dakota (Signs Division)
      5) Acton Sculptures
      6) Acton & Associates
      7) Casino Signs a Division of Mikohn Gaming Corporation
      8) Mikohn Gaming Corporation - Casino Signs
      9) MGC - Casino Signs Div.
      10)Casino Signs South
      11)Casino Signs, Inc.
      12)Mikohn Gaming Corporation - Reno Region
      13)Casino Signs North
      14)Trans Sierra Communications North Division of Mikohn Gaming Corporation
      15)Trans Sierra Communications South Division of Mikohn Gaming Corporation
      16)Mikohn Visual Products
      17)Mikohn Sign Lab
      18)Casino Signs North
      19)Casino Signs Division
      20)Mikohn Elko
      21)Current Technology
      22)Mikohn Gaming Corporation - Arizona

                                                                    SCHEDULE VII
                                                                              to
                                                              Security Agreement

      23)Mikohn Gaming Corporation - Louisiana
      24)Mikohn Gaming Corporation - Japan
      25)Casino Signs - Gulfport


2  Casino Excitement, Inc.

   A) Current Trade Names
      1) Casino Excitement, Inc. (dba Mikohn Lighting and Sign)

   B) Former Trade Names
      1) Casino Excitement, Inc. (dba JRY Lighting and Sign)
      2) JRY Lighting and Sign
      3) John Renton Young


3  MGC, Inc.

   A) Current Trade Names
      1) Interior Signs - Gulfport Region - current

   B) Former Trade Names
      1) Mikohn Gaming Corporation - Gulfport Region
      2) Mississippi (Signs Division)
      3) Casino Signs - Gulfport

4  Mikohn Nevada - current

   A) Current Trade Names
      1) Gaming Operations - current
      2) Games Division - current

   B) Former Trade Names
      1) MGC, Inc. dba Games of Nevada
      2) Games of Nevada
      3) MGC Games Division

                                                                   Schedule VIII
                                                                              to
                                                              Security Agreement

                          MIKOHN GAMING CORPORATION*
                           NON ASSIGNABLE CONTRACTS/
                  CONTRACTS WITH RESTRICTIONS ON ASSIGNABLITY

-----------------------------------------------------------------------------------------------------------------------------------

CONTRACTING                                     EFFECTIVE DATE           TERMS OF NON-ASSINABILITY OR
PARTY OR PARTIES                                OF CONTRACT              RESTRICTIONS ON ASSIGNABILITY
----------------                                -----------              -----------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Bourgogne et Grasset                            3/20/95                  Section 16 of the Contract prohibits either party
                                                                         from assigning the agreement of any licenses
                                                                         granted thereunder without the prior consent of the
                                                                         other.
-----------------------------------------------------------------------------------------------------------------------------------

Budget Signs, Michael Flaig                     10/28/96                 Neither party may assign without the written
and Clark Welbourne                                                      consent of the other "which consent shall not be
                                                                         unreasonably withheld".
-----------------------------------------------------------------------------------------------------------------------------------

Comdata Network, Inc. d.b.a.                    7/3/96                   Neither party may assign without written consent of
Comdata Corporation                                                      the other, such consent not to be unreasonably
                                                                         withheld.
-----------------------------------------------------------------------------------------------------------------------------------

Holland Casinos                                 3/16/95, amended         No assignment without written consent of other
                                                8/16/95                  party, which shall not be unreasonably withheld.
-----------------------------------------------------------------------------------------------------------------------------------

International Game                              12/19/94                 Not assignable "by either party without the written
Technology (IGT)                                (Colossus and Big        consent of the other".
                                                Bertha)
-----------------------------------------------------------------------------------------------------------------------------------

International Game                              4/20/95 and 4/27/95,     Non-assignable.
Technology (IGT)                                amended 5/15, 7/3,
                                                8/14, 8/31, 10/2,
                                                10/6/95 (Slot glass)
-----------------------------------------------------------------------------------------------------------------------------------

International Game                              5/11/95, amended         Non-assignable.
Technology (IGT)                                10/2, 10/6/95 (Signs)
-----------------------------------------------------------------------------------------------------------------------------------

Barry F. Kern                                   10/1/95 (Consulting      No assignment without consent of other, "not to be
                                                agreement)               unreasonably withheld".
-----------------------------------------------------------------------------------------------------------------------------------

Kern Sculpture Company, Inc.                    10/1/95                  Neither party may assign without written consent of
                                                                         other, such consent not to be unreasonably withheld.
-----------------------------------------------------------------------------------------------------------------------------------

Lemex Enterprises, Inc.                         3/6/95                   Assignment only by written consent of parties, not
                                                                         to be unreasonably withheld.
-----------------------------------------------------------------------------------------------------------------------------------

Mikohn S.A.                                     8/5/95                   Assignable only with written consent of both
                                                                         parties.
-----------------------------------------------------------------------------------------------------------------------------------

PDS Financial Corporation                       3/22/96                  No assignment except by mutual written consent.
-----------------------------------------------------------------------------------------------------------------------------------


                                                                   Schedule VIII
                                                                              to
                                                              Security Agreement
                                                                     Page 2 of 2

-----------------------------------------------------------------------------------------------------------------------------------

Sheri Shelton and Photo                         1/1/97                   Assignment only by mutual written consent, not to
Finish                                                                   be unreasonably withheld.
-----------------------------------------------------------------------------------------------------------------------------------

Progressive Games, Inc. (PGI)                   9/21/93, amended and     No assignment without prior written consent of PGI.
                                                clarified 3/31/95; new
                                                termination agreement
                                                dated 9/27/97
-----------------------------------------------------------------------------------------------------------------------------------

Safe Games, Ltd.                                2/16/95, amended         Mikohn may assign only with the written consent of
                                                8/16/95                  Licensor.
-----------------------------------------------------------------------------------------------------------------------------------

Xpertx, Inc.                                    11/29/93, amended        Mikohn may assign with consent of Xpertx, not to
                                                7/1/95                   be unreasonably withheld.
-----------------------------------------------------------------------------------------------------------------------------------

John Renton Young, John                         11/7/94, amended         The agreement is not assignable by any party
Renton Young, Ltd. d.b.a.                       9/8/95 as of 3/31/95     without the written consent of all of the parties,
John Renton Lighting & Sign,                                             which consent shall not be unreasonably withheld,
John Renton Young of New
Jersey, Inc. d.b.a. John Renton
Young Lighting & Sign N.J.,
John Renton Young Lighting
of Mississippi, Casino
Excitement, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

* Mikohn Gaming Corporation is the only credit party to The Agreements listed on this schedule.

NON-ASSIGNABLE CONTRACTS/CONTRACTS WITH
RESTRICTIONS ON ASSIGNABILITY OF MIKOHN GAMING
CORPORATION WITH A ASSOCIATED REVENUE IMPACT

1) International Game Technology (IGT): Agreement to License "Colossus" and "Big Bertha" to Mikohn Gaming: 1997 Year to date revenue of $4,400,000.

2)   Progressive Games Incorporated (PGI): Agreement to License games to Mikohn
     Gaming: 1997 Year to date revenue of $1,507,000 (net of royalties).

                                                                       EXHIBIT A
                                                                              to
                                                              Security Agreement

                               LANDLORD'S CONSENT

   1. The undersigned ("Lessor") is the lessor under a lease. under which Mikoln Gaming Corporation a Nevada corporation, is the lessee ("Lessee") of the premises covered thereby (the "Premises"). A copy of such lease (including all amendments thereto) is attached as Exhibit A (the "Existing Lease"). The
                                   ----------
Existing Lease and all extensions, amendments and renewals thereof now or hereafter in effect, hereinafter are referred to as the "Lease."

   2. In connection with certain financing arrangements (the "Financing Arrangements") from time to time entered into between Lessee and First Source Financial LLP ("FSFP"), for itself, as a lender. and as agent for all lenders under the Financing Arrangements, Lessee will (i) collaterally assign or grant a leasehold interest in its interest under the Lease (the "Assignment") to FSFP and (ii) grant FSFP a security interest in, among other things, all existing and after-acquired furniture, fixtures, equipment, machinery, inventory and tangible property owned by Lessee (the "Property").

   3. Lessor consents to the Assignment and agrees that if FSFP exercises its rights under the Assignment. Lessor shall recognize FSFP (or any purchaser at a foreclosure sale or any other successor or assignee of FSFP) as the lessee under the Lease entitled to all of the benefits thereof.

   4. Lessor disclaims and releases any interest in or to the Property (including rights of levy or distraint for rent). Lessor agrees that none of the Property shall be considered fixtures or a part of the Premises.

   5. If FSFP notifies Lessor that Lessee has defaulted on its obligations to FSFP under the Financing Arrangements, Lessor shall permit FSFP to enter the Premises and take possession of, use, remove, sell (including auction sales), transfer or otherwise dispose of all or any part of the Property.

   6. Lessor acknowledges that on the date hereof the Existing Lease is in full force and effect and no default exists thereunder.

   7. Lessor agrees to provide written notice to FSFP of any default by Lessee under the Lease. Such notice shall describe the claimed default in reasonable detail, including, without limitation, the provisions of the Lease which have been violated. Lessor further agrees that: (a) FSFP, at its option without any obligation to do so, shall have the right to cure (i) any payment default under the Lease within 10 days after receipt by FSFP of notice of such default or (ii) any other default under the Lease within 30 days after receipt by FSFP of notice of such default; (b) Lessor shall not exercise any rights or remedies it might have under the Lease as a result of any such default unless FSFP does not cure such default within the applicable time period set forth above: and (c) if FSFP cures such default. Lessor shall accept such cure thereby eliminating such default.

     8.   The address of FSFP is:

          First Source Financial LLP
          c/o First Source Financial, Inc. 2850 West Golf Road - 5th Floor Rolling Meadows, Illinois 60008
          Attention: Contract Administration

     9. This Agreement shall be binding upon Lessor and its successors and assigns and shall inure to the benefit of FSFP, other lenders under the Financing Arrangements, and their respective successors and assigns.

DATED: ____________, 199_     LESSOR:
                              -------
                              ------------------------------
                              By:___________________________
                              Title:________________________

                              Address of Lessor:

                              ---------------------------
                              ---------------------------
                              ---------------------------
                              ---------------------------

                             ANNEX A Copy of Lease

                             Please see attached.

                          [TO BE PROVIDED BY LESSOR]

                                                                       Exhibit B
                                                                          to
                                                              Security Agreement

                                 BAILEE WAIVER


                      ------------- ----

First Source Financial LLP
c/o First Source Financial, Inc.
2850 West Golf Road
5th Floor
Rolling Meadows, IL 60008
Attention: Contract Administration

     Re:  Mikohn Gaming Corporation ("Company")
          -------------------------------------

Ladies and Gentlemen:

     Company, from time to time, delivers certain merchandise ("Merchandise") to the undersigned for storage at the undersigned's public warehouse facility located at ________________________________________________________________.

     Company intends to enter into certain financing arrangements with First Source Financial LLP ("FSFP"), for itself, as a lender, and as agent for all lenders under such financing arrangements, and, as a condition precedent to the extension of credit and other financial accommodations to Company, FSFP requires, among other things, that Company grant liens in favor of FSFP in all of the tangible and intangible personal property of Company, including, without limitation, the Merchandise.

     To induce FSFP (together with its successors and assigns) to make such financing arrangements, and for other good and valuable consideration, the undersigned hereby agrees that:

          (i) FSFP's security interest in the Merchandise will be senior to all liens, claims and interests other than the undersigned's warehouseman's or processor's liens for any accrued and unpaid processing or warehousing fees charged by the undersigned for the actual processing or storage of the Merchandise.

          (ii) If Company defaults on its obligations to FSFP and, as a result, FSFP: undertakes to enforce its security interest in the Merchandise, the undersigned will (a) cooperate with FSFP in its effort to assemble all of the Merchandise located in its facility and will not hinder FSFP's actions in enforcing its liens on the Merchandise and (b) store any or all of the Merchandise upon the request of and at the direction of FSFP; provided, however, that FSFP will pay the undersigned any and all fees arising from such storage, which fees will be equal to those which would otherwise be charged to Company for such storage.

          (iii) Company hereby agrees that the undersigned will have no liability to Company if the undersigned complies with FSFP's oral or written direction(s) as described above. Company further agrees that it will continue to pay all warehousing fees and other expenses related to the storage of the ,Merchandise and will reimburse the undersigned for all reasonable costs or expenses incurred as a direct result of the undersigned's compliance with the terms and provisions of this letter.

          (iv) The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the existence of this agreement. Notwithstanding the provisions of the preceding sentence and regardless of whether the undersigned complies with the provisions of the preceding sentence, the agreements contained herein shall be binding upon the undersigned's successors, assigns and personal representatives, upon any successor owner or transferee of the facility, and upon any purchasers, including any mortgagee from the undersigned.

          (v) The undersigned will act as FSFP's bailee for purposes of perfecting FSFP's security interest in any portion of the Merchandise consisting of invoices, bills of lading, warehouse receipts or other documents of title relating to the merchandise in which a security interest may be perfected by possession. and the undersigned will place the following language prominently on the face of any such document: "THE PROPERTY DESCRIBED HEREIN IS SUBJECT TO THE SECURITY INTEREST OF FIRST SOURCE FINANCIAL LLP, AS AGENT."

     The agreements contained herein shall continue in force until all of Company's obligations and liabilities to FSFP are paid and satisfied in full and all financing arrangements between FSFP and Company have been terminated. FSFP, without affecting the validity of this Agreement, may extend, amend or in any way modify the terms of payment or performance of any of Company's obligations to FSFP, without the consent of the undersigned and without giving notice thereof to the undersigned.

     The instructions contained herein may only be amended or rescinded by FSFP. Such instructions may not be amended or rescinded by Company.

     Executed and delivered this __ day of __________, ___


                                      [BAILEE]

                                      By:_____________________________________
                                      Name:________________________________
                                      Title:_______________________________

AGREED AND ACKNOWLEDGED:
[COMPANY]

By:_____________________________________
   Name:________________________________
   Title:_______________________________

                                                                       EXHIBIT C
                                                                              to
                                                              Security Agreement

                                   AGREEMENT
                                   (Patent)


   THIS AGREEMENT (PATENT), dated as of October , 1997 (herein, as the same from time to time may be amended. modified, restated or supplemented and in effect, called this "Agreement"). is by and among MIKOHN GAMING CORPORATION, a Nevada corporation ("Borrower"), MIKOHN NEVADA, a Nevada corporation "Mikohn Nevada"), MGC, INC., a Nevada corporation ("MGC"), CASINO EXCITEMENT, INC., a Nevada corporation ("CEI"), (Mikohn Nevada, MGC and CEI sometimes hereinafter are referred to individually as each "Guarantor" and collectively as "Guarantors," and Borrower and Guarantors sometimes hereinafter are referred to individually as each "Debtor" and collectively as "Debtor"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("FSFP"), as "Agent" for all "Lenders."

                             W I T N E S S E T H:
                             - - - - - - - - - -

   WHEREAS, pursuant to a Credit Agreement dated as of October __, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among Borrower, FSFP, for itself, as a Lender, and as Agent for all Lenders, and the financial institutions parties thereto, Lenders have extended Commitments to make Loans to Borrower; and

   WHEREAS, Guarantors have guaranteed the payment and performance of the Obligations pursuant to a certain Guaranty of even date herewith (herein, as the same from time to time may be amended, modified, supplemented or restated and in effect, called the "Guaranty") made by Guarantors in favor of Agent; and

   WHEREAS, in connection with the Credit Agreement and the Guaranty, Debtors have executed and delivered to Lenders a Security Agreement, dated as of October __, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "SECURITY AGREEMENT"); and

   WHEREAS, as a condition precedent to the making of the initial Loans under the Credit Agreement, Debtors are required to execute and deliver this Agreement and to grant to Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Liabilities; and

   WHEREAS, Debtors have duly authorized the execution, delivery and performance of this Agreement.

   NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lenders to make Loans (including the initial Loans) to

Borrower pursuant to the Credit Agreement. Debtors agree, for the benefit of Lenders, as follows:

  SECTION I. Definitions. Unless otherwise defined herein or the context
             -----------
otherwise requires. terms used in this Agreement. including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

  SECTION 2. Grant of Security Interest. For good and valuable consideration,
             --------------------------
the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations of Borrower and all of the obligations of each Guarantor arising under the Guaranty (collectively, the "LIABILITIES"). Debtors hereby mortgage, pledge and grant to Agent for the benefit of Lenders a continuing security interest in, all of the following property (the "PATENT COLLATERAL"), whether now or hereafter owned, acquired or existing:

        (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 hereto;
                    ------    ------------

        (b) all patent licenses, including each patent license referred to in

     Item B of Attachment 1 hereto;
     -------   ------------

        (c) all reissues, divisions, continuations,-continuations-in-part, extensions, renewals and reexaminations of any of the items described in the foregoing clauses (a) and b; and
                   -----------

        (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 hereto, and for breach or enforcement
                    ------    ------------
     of any patent license, including any patent license referred to in Item B
                                                                        ------
     of Attachment 1 hereto, and all rights corresponding thereto throughout the
        ------------
     world.

  SECTION 3. Security Agreement. This Agreement has been executed and
             ------------------
delivered by Debtors for the purpose of registering the security interest of Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Agent under the Security Agreement. The Security Agreement (and all rights and remedies of Agent thereunder) shall remain in full force and effect in accordance with its terms.

  SECTION 4. Release of Security Interest. Upon payment in full of all
             ----------------------------
Liabilities and the termination of all Commitments, Lenders shall, at Debtors' expense, execute and deliver to Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

  SECTION 5. Acknowledgment. Each Debtor does hereby further
             --------------
acknowledge and affirm that the rights and remedies of Lenders with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein are incorporated by reference herein as if full) set forth herein.

  SECTION 6. Credit Document, etc. This Agreement is a Credit Document
             --------------------
executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed. administered and applied in accordance with the terms and provisions of the Credit Agreement.

  SECTION 7. Counterparts. This Agreement may be executed by the parties
             ------------
hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.



              [Remainder of this page intentionally left blank. ]

WITNESS WHEREOF. the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first

                     MIKOHN GAMING CORPORATION, a Nevada
                     corporation

                     By:    _____________________________
                     Name:  _____________________________
                     Title: _____________________________

                     MIKOHN NEVADA, a Nevada corporation

                     By:    _____________________________
                     Name:  _____________________________
                     Title: _____________________________

                     MGC, INC., a Nevada corporation

                     By:    _____________________________
                     Name:  _____________________________
                     Title: _____________________________

                     CASINO EXCITEMENT, INC., a Nevada corporation

                     By:    _____________________________
                     Name:  _____________________________
                     Title: _____________________________

                     FIRST SOURCE FINANCIAL LLP, individually and in its capacity as Agent

                     By:  First Source Financial, Inc.,
                          its Agent/Manager

                          By:  ________________________________

                               Gary L. Francis
                               Senior Vice President

STATE OF______________  )
                        )    SS.
COUNTY OF_____________  )

   I, ________________________, a notary public in and for said County, in the State of aforesaid. DO HEREBY CERTIFY that _________________, personally known to me to be the ___________________ of MIKOHN GAMING CORPORATION. a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument. appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act. and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this __ day of October, 1997.



                        ----------------------------------
                                   Notary Public

My Commission Expires:

------------------------------

STATE OF______________  )
                        )    SS.
COUNTY OF_____________  )

   I, ________________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that _________________, personally known to me to be the ____________________ of MIKOHN NEVADA, a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this __ day of October, 1997.


                                    ----------------------------------
                                               Notary Public

My Commission Expires:

--------------------------------

STATE OF______________  )
                        )    SS.
COUNTY OF_____________  )

     I, _______________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that _________________, personally known to me to be "the __________________ of MGC, INC., a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this __ day of October, 1997.


                                             ------------------------------
                                                      Notary Public

My Commission Expires:

------------------------------

STATE OF______________  )
                        )    SS.
COUNTY OF_____________  )

     I, _________________________, a notary public in and for said County, in the State of aforesaid. DO HEREBY CERTIFY that _________________, personally known to me to be "the ___________________ of CASINO EXCITEMENT, INC., a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument. appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this __ day of October, 1997.



                                         ---------------------------
                                                Notary Public

My Commission Expires:

---------------------------------

STATE OF______________  )
                        )    SS.
COUNTY OF_____________  )

     I, ________________________, a notary public in and for said County, in the State of aforesaid. DO HEREBY CERTIFY that _________ personally known to me to be a __________ of FIRST SOURCE FINANCIAL, INC., a Delaware corporation, the Agent/Manager of First Source Financial LLP, an Illinois registered limited liability partnership, and personally known to me to be the same person whose name is subscribed to the foregoing instrument. appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation. pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this __ day of October, 1997.


                                                  -------------------------
                                                  Notary Public

My Commission Expires:


------------------------------------

                                                                    ATTACHMENT 1
                                                                              to
                                                                       Agreement
                                                                        (Patent)

ITEM A.     PATENTS

                                Issued Patents
                                --------------

   *Country      Patent No.       Issue Date       Inventor(s)        Title
   --------      ----------       ----------       -----------        -----



                          Pending Patent Applications
                          ---------------------------

   *Country      Serial No.       Filing Date      Inventor(s)        Title
   --------      ----------       -----------      -----------        -----



                      Patent Applications in Preparation
                      ----------------------------------

                                   Expected
   *Country      Docket No.       Filing Date      Inventor(s)        Title
   --------      ----------       -----------      -----------        -----




ITEM B. PATENT LICENSES

   *Country or                               Effective   Expiration    Subject
   Territory     Licensor        Licensee       Date        Date       Matter
   ---------     --------        --------       ----     -----------   -------



-------------------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT D
                                                                              to
                                                              Security Agreement

                             AGREEMENT (Trademark)

     THIS AGREEMENT (TRADEMARK), dated as of October __, 1997 (herein, as the same from time to time may be amended, modified, restated or supplemented and in effect. called this "Agreement"), is by and among MIKOHN GAMING CORPORATION, a Nevada corporation ("Borrower"), MIKOHN NEVADA, a Nevada corporation ("Mikohn Nevada"), MGC, INC., a Nevada corporation ("MGC"), CASINO EXCITEMENT, INC., a Nevada corporation ("CEI"), (Mikohn Nevada, MGC and CEI sometimes hereinafter are referred to individually as each "Guarantor" and collectively as "Guarantors," and Borrower and Guarantors sometimes hereinafter are referred to individually as each "Debtor" and collectively as "Debtor"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("FSFP"), as "Agent" for all "Lenders."

                                  WITNESSETH:

     WHEREAS, pursuant to a Credit Agreement dated as of October __, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Borrower, FSFP, for itself, as a Lender, and as Agent for all Lenders, and the financial institutions parties thereto, Lenders have extended Commitments to make Loans to Borrower; and

     WHEREAS, Guarantors have guaranteed the payment and performance of the Obligations pursuant to a certain Guaranty of even date herewith (herein, as the same from time to time may be amended, modified, supplemented or restated and in effect, called the "Guaranty") made by Guarantors in favor of Agent; and

     WHEREAS, in connection with the Credit Agreement and the Guaranty, Debtors have executed and delivered to Lenders a Security Agreement, dated as of October __, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Security Agreement"); and

     WHEREAS, as a condition precedent to the making of the initial Loans under the Credit Agreement, Debtors are required to execute and deliver this Agreement and to grant to Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Liabilities; and

     WHEREAS, Debtors have duly authorized the execution, delivery and performance of this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lenders to make Loans (including the initial Loans) to

Borrower pursuant to the Credit Agreement, Debtors agree, for the benefit of Lenders, as follows:

   SECTION 1. Definitions. Unless otherwise defined herein or the context
              -----------
otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

   SECTION 2. Grant of Security Interest. For good and valuable consideration,
              --------------------------
the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations of Borrower and all of the obligations of each Guarantor arising under the Guaranty (collectively, the "Liabilities"), Debtors does hereby mortgage, pledge and grant to Agent for the benefit of Lenders a continuing security interest in, all of the following property (the "Trademark Collateral"), whether now or hereafter owned, acquired or existing:

        (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress. service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (each of the foregoing items in this clause (a) being called a "Trademark"), now
                             ---------
     existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 hereto;
                          ------    ------------

        (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 hereto;
        ------    ------------

        (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);
        ------- ---     ---

        (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (a) and (b); and
                                          -----------     ---

        (e) all proceeds of, and rights associated with, the foregoing, including any claim by Debtors against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration, or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 hereto,
                                      ------     ------    ------------
     or for any injury to the goodwill associated with the use of any Trademark or for breach or enforcement of any Trademark license.

   SECTION 3. Security Agreement. This Agreement has been executed and delivered
              ------------------
by Debtors for the purpose of registering the security interest of Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Agent under the Security Agreement. The

Security Agreement (and all rights and remedies of Lenders thereunder) shall remain in full force and effect in accordance with its terms.

   SECTION 4. Release of Security Interest. Upon payment in full of all
              ----------------------------
Liabilities and the termination of all Commitments, Lenders shall, at Debtors' expense, execute and deliver to Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

   SECTION 5. Acknowledgment. Each Debtor does hereby further acknowledge and
              --------------
affirm that the rights and remedies of Lenders with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

   SECTION 6. Credit Document, etc. This Agreement is a Credit Document executed
              --------------------
pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

   SECTION 7. Counterparts. This Agreement may be executed by the parties hereto
              ------------
in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                              MIKOHN GAMING CORPORATION, a Nevada
                              corporation

                              By:
                                    -------------------------
                              Name:
                                    -------------------------
                              Title:
                                    -------------------------

                              MIKOHN NEVADA, a Nevada corporation

                              By:
                                    -------------------------
                              Name:
                                    -------------------------
                              Title:
                                    -------------------------

                              MGC, INC., a Nevada corporation

                              By:
                                    -------------------------
                              Name:
                                    -------------------------
                              Title:
                                    -------------------------


                              CASINO EXCITEMENT, INC., a Nevada corporation


                              By:
                                    -------------------------
                              Name:
                                    -------------------------
                              Title:
                                    -------------------------


                              FIRST SOURCE FINANCIAL LLP, individually and in its capacity as Agent

                              By: First Source Financial, Inc.,
                                  its Agent/Manager

                                  By:
                                     ----------------------------
                                     Gary L. Francis
                                     Senior Vice President

STATE OF________________  )
                          ) SS.
COUNTY OF ______________  )


     I,_________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that _________________, personally known to me to be the ___________________ of MIKOHN GAMING CORPORATION, a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ____ day of October, 1997.



                                            --------------------------------
                                                      Notary Public

My Commission Expires:


-----------------------------

STATE OF________________  )
                          ) SS.
COUNTY OF ______________  )

     I, __________________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that __________________, personally known to me to be the ___________________ of MGC, INC., a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this __ day of October, 1997.



                                       -----------------------------
                                               Notary Public

My Commission Expires:


----------------------------

STATE OF________________  )
                          ) SS.
COUNTY OF ______________  )


     I, ________________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that _________________, personally known to me to be the ___________________ of CASINO EXCITEMENT, INC., a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this __ day of October, 1997.


                                          --------------------------------
                                                    Notary Public

My Commission Expires:


-------------------------------

STATE OF________________  )
                          ) SS.
COUNTY OF ______________  )


     I, __________________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that ________________ personally known to me to be a _____ of FIRST SOURCE FINANCIAL, INC., a Delaware corporation, the Agent/Manager of First Source Financial LLP, an Illinois registered limited liability partnership, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this __ day of October, 1997.


                                                   ----------------------------
                                                   Notary Public

My Commission Expires:


------------------------------------

                                                                 ATTACHMENT 1 to
                                                                       Agreement
                                                                     (Trademark)

ITEM A.   Trademarks


                           Registered Trademarks
                           ---------------------

* Country     Trademark      Registration No.      Registration Date
  -------     ---------      ----------------      -----------------


                         Pending Trademark Applications
                         ------------------------------

* Country     Trademark         Serial No.            Filing Date
  -------     ---------         ----------            -----------


                     Trademark Applications in Preparation
                     -------------------------------------

                                           Expected        Products/
* Country     Trademark      Docket No.    Filing Date     Service
  -------     ---------      ----------    -----------     ---------


ITEM B.   TRADEMARK LICENSES

* Country or                              Effective      Expiration
  Territory     Trademark    Licensor     Licensee          Date        Date
  ----------    ---------    --------     --------       ----------     ----



----------------------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT E
                                                                              to
                                                              Security Agreement

                                  AGREEMENT
                                  (Copyright)

   THIS AGREEMENT (COPYRIGHT), dated as of October __, 1997 (herein, as the same from time to time may be amended, modified, restated or supplemented and in effect, called this "Agreement"), is by and among MIKOHN GAMING CORPORATION, a Nevada corporation ("Borrower"), MIKOHN NEVADA, a Nevada corporation ("Mikohn Nevada"), MGC, INC., a Nevada corporation ("MGC"), CASINO EXCITEMENT, INC., a Nevada corporation ("CEI"), (Mikohn Nevada, MGC and CEI sometimes hereinafter are referred to individually as each "Guarantor" and collectively as "Guarantors," and Borrower and Guarantors sometimes hereinafter are referred to individually as each "Debtor" and collectively as "Debtor"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("FSFP"), as "Agent" for all "Lenders."

                                  WITNESSETH:

   WHEREAS, pursuant to a Credit Agreement dated as of October __, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Borrower, FSFP, for itself, as a Lender, and as Agent for all Lenders, and the financial institutions parties thereto, Lenders have extended Commitments to make Loans to Borrower; and

   WHEREAS, Guarantors have guaranteed the payment and performance of the Obligations pursuant to a certain Guaranty of even date herewith (herein, as the same from time to time may be amended, modified, supplemented or restated and in effect, called the "Guaranty") made by Guarantors in favor of Agent; and

   WHEREAS, in connection with the Credit Agreement and the Guaranty, Debtors have executed and delivered to Lenders a Security Agreement, dated as of October __, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Security Agreement"); and

   WHEREAS, as a condition precedent to the making of the initial Loans under the Credit Agreement, Debtors are required to execute and deliver this Agreement and to grant to Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Liabilities; and

   WHEREAS, Debtors have duly authorized the execution, delivery and performance of this Agreement.

   NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lenders to make Loans (including the initial Loans) to Borrower pursuant to the Credit Agreement, Debtors agree, for the benefit of Lenders, as follows:

   SECTION 1. Definitions. Unless otherwise defined herein or the context
              -----------
otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

   SECTION 2. Grant of Security Interest. For good and valuable consideration,
              --------------------------
the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations of Borrower and all of the obligations of each Guarantor arising under the Guaranty (collectively, the "Liabilities"), Debtors hereby mortgage, pledge and grant to Agent for the benefit of Lenders a continuing security interest in, all of the following property (the "Copyright Collateral"), whether now or hereafter owned, acquired or existing, being all copyrights and all semiconductor chip product mask works of Debtors, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, including, without limitation, all of Debtors' right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in Item A of Attachment 1 hereto, and all
                                         ------    ------------
applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, including each copyright and mask work license referred to in Item B of Attachment 1 attached hereto, the right to sue for
               ------    ------------
past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

   SECTION 3. Security Agreement. This Agreement has been executed and delivered
              ------------------
by Debtors for the purpose of registering the security interest of Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Agent under the Security Agreement. The Security Agreement (and all rights and remedies of Lenders thereunder) shall remain in full force and effect in accordance with its terms.

   SECTION 4. Release of Security Interest. Upon payment in full of all
              ----------------------------
Liabilities and the termination of all Commitments, Lenders shall, at Debtors' expense, execute and deliver to Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

   SECTION 5. Acknowledgment. Each Debtor does hereby further acknowledge and
              --------------
affirm that the rights and remedies of Lenders with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

   SECTION 6. Credit Document, etc. This Agreement is a Credit Document executed
              --------------------
pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

   SECTION 7. Counterparts. This Agreement may be executed by the parties hereto
              ------------
in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

   [Remainder of this page intentionally left blank. ]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       MIKOHN GAMING CORPORATION, a Nevada
                                       corporation

                                       By:
                                             -----------------------------
                                       Name:
                                             -----------------------------
                                       Title:
                                             -----------------------------

                                       MIKOHN NEVADA, a Nevada corporation

                                       By:
                                             -----------------------------
                                       Name:
                                             -----------------------------
                                       Title:
                                             -----------------------------

                                       MGC, INC., a Nevada corporation

                                       By:
                                             -----------------------------
                                       Name:
                                             -----------------------------
                                       Title:
                                             -----------------------------

                                       CASINO EXCITEMENT, INC., a Nevada
                                       corporation

                                       By:
                                             -----------------------------
                                       Name:
                                             -----------------------------
                                       Title:
                                             -----------------------------

                                       FIRST SOURCE FINANCIAL LLP, individually and in its capacity as Agent

                                       By:  First Source Financial, Inc.,
                                            its Agent/Manager

                                            By:
                                               --------------------------
                                               Gary L. Francis
                                               Senior Vice President

STATE OF ____________   )
                        ) SS
COUNTY OF ___________   )


   I, _______________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that _________________, personally known to me to be the ___________________ of MIKOHN GAMING CORPORATION, a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

   GIVEN under my hand and notarial seal this __ day of October, 1997.


                                         -------------------------------
                                                  Notary Public


My Commission Expires:


--------------------------------

STATE OF ____________   )
                        ) SS.
COUNTY OF ___________   )


   I, ________________, a notary public in and for said County, in the State of aforesaid. DO HEREBY CERTIFY that _________________, personally known to me to be the ___________________ of MIKOHN NEVADA, a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

   GIVEN under my hand and notarial seal this __ day of October, 1997.

                                               _____________________________
                                                       Notary Public


My Commission Expires:

-----------------------------

STATE OF ____________   )
                        ) SS.
COUNTY OF ___________   )


    I, ________________________, a notary public in and for said County, in the State of aforesaid. DO HEREBY CERTIFY that _________________, personally known to me to be the __________________ of MGC, INC., a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this __ day of October, 1997.


                                               -------------------------------
                                                      Notary Public

My Commission Expires:

------------------------------

STATE OF ____________   )
                        ) SS.
COUNTY OF ___________   )

   I,________________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that _________________, personally known to me to be the ___________________ of CASINO EXCITEMENT, INC., a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this __ day of October, 1997.

                                             -------------------------------
                                                       Notary Public


My Commission Expires:

----------------------------

STATE OF ____________   )
                        ) SS.
COUNTY OF ___________   )


    I, _________________, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that _________ personally known to me to be the ____________________ of FIRST SOURCE FINANCIAL, INC., a Delaware corporation, the Agent/Manager of First Source Financial LLP, an Illinois registered limited liability partnership, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

   GIVEN under my hand and notarial seal this __ day of October, 1997.

                                            -----------------------------
                                            Notary Public

My Commission Expires:

----------------------------

                                                                    ATTACHMENT 1
                                                                              to
                                                                       Agreement
                                                                     (Copyright)

ITEM A.   COPYRIGHTS/MASK WORKS

                       Registered Copyrights/Mask Works
                       --------------------------------

* Country      Registration No.    Registration Date       Author(s)     Title
  -------      ----------------    -----------------       ---------     -----


             Copyright/Mask Work Pending Registration Applications
             -----------------------------------------------------

* Country      Serial No.          Filing Date             Author(s)     Title
  -------      ----------          -----------             ---------     -----


         Copyright/Mask Work Registration Applications in Preparation
         ------------------------------------------------------------

                                   Expected
* Country      Docket No.          Filing Date             Author(s)     Title
  -------      ----------          -----------             ---------     -----


ITEM B.   COPYRIGHT/MASK WORK LICENSES


* Country or                             Effective     Expiration      Subject
  Territory     Licensor     Licensee       Date           Date         Matter
  ---------     --------     --------    ---------     ----------      -------

--------------------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.